UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIALTY FUNDS	Annual Report December 31, 2007

A unique selection of fund choices for your investment diversification goals.

Goldman Sachs Specialty Funds

■	GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

■	GOLDMAN SACHS TOLLKEEPER FUNDSM

■	GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

■	GOLDMAN SACHS REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS COMMODITY STRATEGY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	5
Schedules of Investments	45
Financial Statements	64
Notes to the Financial Statements	70
Financial Highlights	90
Report of Independent Registered Public Accounting Firm	102
Other Information	103

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SPECIALTY FUNDS
Principal Investment Strategies and Risks
The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.
The Goldman Sachs Tollkeeper FundSM invests in primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. Foreign and emerging market securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.
The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.
The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry

GOLDMAN SACHS SPECIALTY FUNDS

companies that hold mortgages, may be subject to interest rate risks. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.
The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Foreign and emerging markets securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. The Fund may make investments in derivative instruments, including, options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.
The Goldman Sachs Commodity Strategy Fund invests primarily in commodity-linked investments that provide exposure to the performance of the commodities markets, and other fixed-income and debt instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also make investments in derivative instruments, including options, futures, swaps, structured securities, commodity-linked structured notes and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risks that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that the transactions may not be liquid.

GOLDMAN SACHS SPECIALTY FUNDS
The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in non-investment grade fixed-income securities, which are considered speculative. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SPECIALTY FUNDS
GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium Fund?
The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Its portfolio consists primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Fund looks to generate an attractive after-tax cash flow.

Goldman Sachs’ U.S. Equity Dividend and Premium Fund
Investment Process

A diversified portfolio:

■  Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■  Emphasize higher dividend-paying stocks within each industry and sector.

Call options:

■  The Fund utilizes index call writing to enhance its cash flow.

■  We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■  A fully invested, style-consistent portfolio.

■  Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■ The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1] [1] A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provisions in the Internal Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS
U.S. Equity Dividend and Premium Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund during the one-year reporting period that ended December 31, 2007.
  Performance Review

Over the one-year period ended December 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 2.99%, 2.19% and 3.39%, respectively. These returns compare to the 5.49% and 6.97% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same time period.

In keeping with our investment approach, we wrote monthly index call options on approximately 35% of the portfolio. The sale of call options obligates us to buy the index at a specified price, also known as the “strike price.” Call option writing tends to reduce volatility. Since inception, the realized daily volatility of the Fund has been about three-quarters of the realized volatility of the S&P 500 Index. In market environments with smaller returns, call option writing could help the Fund outperform the benchmark. During periods of strong market appreciation, it is likely to contribute to the Fund’s underperformance.

The Fund made distributions during the period. The Fund’s Class A, C and Institutional Shares distributed $0.97, $0.90, and $1.02 respectively in 2007.
  Market Review

During the one-year reporting period, the overall stock market, as measured by the S&P 500 Index, generated a return of 5.49%. Eight of the ten sectors in the Index were up for the year, led by the Energy Sector (+34.2%), Materials (+22.5%), and Utilities (+19.4%) sectors. The Energy Sector was the largest positive contributor (weight multiplied by performance) to the S&P 500 Index return.
  Portfolio Positioning and Highlights

During the period, the Fund performed consistent with its investment objective. Its combined net option premium cash flow and dividend income added to total return. However, because our investment approach requires us to sell call options, the portfolio did not fully participate in the stock market’s advance during the first half of the year. Such sales limited approximately 35% of the portfolio’s participation in the rally — although the sale of the options added to the Fund’s cash flow.

Furthermore, because the stock market rallied 6.28% in the second quarter of 2007, many of these options expired “in the money,” which meant that the underlying security’s value was above the strike price. As call options were exercised, we paid the purchaser of the option the amount by which the S&P 500 Index — one of our benchmarks — went up in value. Although the Fund retained the proceeds from the sales of the options, the payments did not always exceed the increase in the value of the index — a phenomenon common in sharply rising markets like the one we experienced during the second quarter.

PORTFOLIO RESULTS

In the third quarter, the Fund modestly outperformed; the stock market was up 2.03% and writing call options added to our results. Call option writing also helped our performance in the fourth quarter, but for 2007 overall the Fund underperformed. Stock selection, particularly within the financial services industry, contributed 1.11% to the Fund’s relative underperformance during the second half of the reporting period.

We are pleased with the Fund’s dividend yield and option premium distribution in 2007. In keeping with our investment approach, we will continue to invest in dividend-paying large cap stocks within each industry and sector in the S&P 500 Index in an attempt to offer investors growth potential. For the same reason, we will continue seeking to generate cash flow from the sale of call options.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Quantitative Equity Team

January 23, 2008

FUND BASICS
U.S. Equity Dividend and Premium Fund
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return		Lehman Brothers
December 31, 2007	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	2.99%	5.49%	6.97%
Class C	2.19	5.49	6.97
Institutional	3.39	5.49	6.97

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 12/31/07	One Year	Since Inception (8/31/05)

Class A	-2.69%	5.66%
Class C	1.17	7.43
Institutional	3.39	8.68

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.53%
Class C	1.99	2.28
Institutional	0.84	1.13

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/07

		Since Inception
Class A Shares	One Year	(8/31/05)

Returns before taxes*	-2.69%	5.66%
Returns after taxes on distributions**	-3.95	4.64
Returns after taxes on distributions*** and sale of Fund shares	-0.03	4.83

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.
TOP 10 HOLDINGS AS OF 12/31/07[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.6%	Energy
General Electric Co.	3.8	Capital Goods
Chevron Corp.	2.7	Energy
Microsoft Corp.	2.5	Software & Services
Bank of America Corp.	2.4	Diversified Financials
Pfizer, Inc.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
International Business Machines Corp.	2.3	Technology Hardware & Equipment
AT&T, Inc.	2.1	Telecommunication Services
Johnson & Johnson	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Citigroup, Inc.	1.7	Diversified Financials

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks the Standard and Poor’s 500 Index (“S&P 500 Index”) and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
U.S. Equity Dividend and Premium Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2007.

Average Annual Total Return through December 31, 2007	One Year	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	2.99%	8.24%
Including sales charges	-2.69%	5.66%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	2.19%	7.43%
Including contingent deferred sales charges	1.17%	7.43%

Institutional Class (Commenced August 31, 2005)	3.39%	8.68%

GOLDMAN SACHS TOLLKEEPER FUNDSM
What Differentiates the Goldman Sachs
Tollkeeper Investment Process?
The Goldman Sachs Tollkeeper Fund, managed by the Goldman Sachs Growth Team, seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.
Goldman Sachs Growth Team’s Investment Process
Buy the business:
Invest as though we are actually buying the company, rather than trading its stock
Buy high quality growth businesses with the following attributes:

■ Strong brand name	■ Free cash flow generation
■ Dominant market share	■ Long product life cycles
■ Recurring revenue stream	■ Strong company management
■ Enduring competitive advantage
Buy at a discount to the business’ true value
Team Based:
Portfolio decisions are made by the entire team
Continuous Scrutiny:
Daily review of market, industry and company developments
Fundamental Analysis:
Portfolio holdings are determined by the risk/reward characteristics and the team’s conviction in the overall business
Growth stock portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS
Tollkeeper Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the one-year reporting period that ended December 31, 2007.
  Performance Review

During the one-year reporting period that ended December 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 27.43%, 26.55%, 26.43%, 27.93% and 27.36%, respectively. These returns compare to the 9.81% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

During the reporting period, the Fund generated solid absolute and relative returns and outperformed its benchmark. This was largely due to strong stock selections.
  Market Review

The U.S. equity markets experienced increasing levels of volatility during the reporting period and oil prices moved higher. Tighter credit standards and issues within the subprime mortgage market weighed on certain sectors, primarily financials. The Federal Reserve Board (the “Fed”) cut short-term interest rates several times towards the end of the year and warned that some inflation risk remains. While market uncertainty has recently increased, the Fed said that the economy shows signs of continued growth.
  Portfolio Positioning

Shares of Baidu.com, a Chinese-language Internet search provider, were up significantly during the period as the company released strong fiscal second-quarter results. The company’s earnings were up significantly from the same period last year, helped by revenue growth and an increase in online marketing customers. Baidu.com’s market share continued to grow and has more than doubled that of its closest competitor. We believe the stock was near full valuation and sold out after it appreciated substantially due to strong performance and fundamentals.

Shares of Apple, Inc. were up during the period after the company released earnings that beat expectations across all business segments. Apple continues to report strong sales in digital music, iPods and the new iPhone product. The company also released Leopard, a new operating system, which has received favorable reviews. We believe that Apple has immense growth potential in the new iPhone product, as well as sustainable revenue growth in existing business areas such as notebook computers and digital music.

Lamar Advertising Co. detracted from performance as its shares pulled back after the company posted flat earnings for the second quarter. The soft results were attributed to a slowdown in the overall advertising environment due to credit and financing related problems that impacted customer spending. We believe these issues are short-term and cyclical in nature. As such, we continue to like the business for its free cash flow generation and dominant market share position in the outdoor advertising space.

PORTFOLIO RESULTS

MetroPCS Communications, Inc., a flat-rate wireless communications service provider, detracted from performance. Despite posting a rise in profits, shares of the company were down as the number of new subscribers fell short of analysts’ expectations. We continue to have strong conviction in the business and believe it may continue to grow revenue and gain share as it enters new markets, penetrates core markets and enhances its services offerings.
  Portfolio Highlights

■	Research In Motion Ltd. — Research In Motion was the top contributor during the period after the company announced a new deal in China. The BlackBerry maker entered an agreement with Alcatel-Lucent to distribute the BlackBerry 8700 smart-phone in the Chinese market. We believe Research In Motion’s growth prospects are favorable as businesses continue to advance the adoption of mobile email and introduce it deeper within their organizations. Furthermore, the company is focused on broadening its distribution and increasing its share of the consumer market. For example, Research In Motion has introduced an application for its smart-phone products that will enable easy access to the popular social-networking website Facebook, which should appeal to non- business users. We continue to have high conviction in the company, as we believe BlackBerry’s strong brand name and superior technology provide a competitive advantage over substitute products.

■	Activision, Inc. — Activision was a top contributor to performance during the period. The company benefited from strong sales of popular games such as Guitar Hero 3 and Call of Duty 4. Both of these games are nearly sold out at retail stores. We continue to have conviction in Activision as the gaming cycle has started to take off and Activision is well positioned with a strong franchise of new videogame titles.

■	Google, Inc. — Google contributed to performance as the company reported a surge in third-quarter profits driven by market share gains and continued strength in its search advertising business. We believe Google should continue to benefit as more advertising dollars shift to the Internet and away from traditional media (television, radio, and newspaper). In our view, Google is competitively well-positioned, as it has over 50% market share in the U.S. and over 70% share of web searches worldwide. Additionally, Google continues to identify new sources of revenue by finding innovative new ways of selling ads and forming strategic partnerships.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Team

January 14, 2008

FUND BASICS
Tollkeeper Fund
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return	NASDAQ
December 31, 2007	(based on NAV)[1]	Composite Index[2]

Class A	27.43%	9.81%
Class B	26.55	9.81
Class C	26.43	9.81
Institutional	27.93	9.81
Service	27.36	9.81

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception[3] (10/1/99)

Class A	20.38%	17.78%	1.22%
Class B	21.55	18.03	1.14
Class C	25.43	18.27	1.13
Institutional	27.93	19.62	2.32
Service	27.36	19.08	1.84

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.59%
Class B	2.25	2.34
Class C	2.25	2.34
Institutional	1.10	1.19
Service	1.60	1.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 12/31/07[5]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.6%	Software & Services
Activision, Inc.	5.4	Software & Services
Electronic Arts, Inc.	5.3	Software & Services
Research In Motion Ltd.	5.0	Technology Hardware & Equipment
Google, Inc.	4.5	Software & Services
Cisco Systems, Inc.	4.1	Technology Hardware & Equipment
Iron Mountain, Inc.	4.1	Software & Services
American Tower Corp.	3.8	Telecommunication Services
The Western Union Co.	3.6	Software & Services
QUALCOMM, Inc.	3.0	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS TOLLKEEPER FUNDSM
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the NASDAQ Composite Index) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Tollkeeper Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from October 1, 1999 through December 31, 2007.

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	27.43%	19.12%	1.91%
Including sales charges	20.38%	17.78%	1.22%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	26.55%	18.24%	1.14%
Including contingent deferred sales charges	21.55%	18.03%	1.14%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	26.43%	18.27%	1.13%
Including contingent deferred sales charges	25.43%	18.27%	1.13%

Institutional Class (Commenced October 1, 1999)	27.93%	19.62%	2.32%

Service Class (Commenced October 1, 1999)	27.36%	19.08%	1.84%

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
What Differentiates the Goldman Sachs
Structured Tax-Management Process?
In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.
Goldman Sachs’ Structured Tax-Management Investment Process
Goldman Sachs’ Structured investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

■ Benchmark driven ■ Sector and size neutral ■ Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

■ A fully invested, style–consistent portfolio ■ Broad access to the total U.S. equity market ■ A consistent goal of maximizing after-tax risk-adjusted returns

PORTFOLIO RESULTS
Structured Tax-Managed Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Structured Tax-Managed Equity Fund during the one-year reporting period that ended December 31, 2007.
  Performance Review

Over the one-year period that ended December 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.92%, -1.77%, -1.75%, -0.65% and -1.10%, respectively. These returns compare to the 5.14% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Market Review

The broad market, as measured by the Russell 3000 Index, returned 5.14% over the one-year period ended December 31, 2007. Nine of the ten sectors in the Index were up for the period, with Materials (19.48%), Energy (15.90%) and Telecommunication Services (15.69%) experiencing the largest absolute gains. The Information Technology (9.8%) sector was the largest positive contributor (weight times performance) to the Index’s gains during the year.
  Portfolio Positioning and Highlights

The Structured Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers a range of issuers from large- to small-cap stocks. Since inception, we are happy to say the Fund has not made a capital gains distribution.

We believe that the reasons for the Fund’s underperformance in 2007 fell into two distinct periods characterized by different market environments.

PORTFOLIO RESULTS
  FIRST HALF OF 2007

During the first half of the period, the equity markets generated strong performance, largely driven by stocks with less-than-favorable quality characteristics. We believe that investors favored stocks with lower earnings as well as non-dividend paying stocks because of the presence, or the perception of the presence, of private equity/leveraged buyout (LBO) buyers in the market. These buyers tend to seek out lower quality, less profitable companies as turnaround candidates. Because of their sub-par profitability, poor managements, declining analyst sentiment and low quality earnings — the very characteristics that made them attractive LBO turnaround candidates — our model shunned these companies even as they continued to significantly outperform the general market. As a result, the performance of our Profitability and Earnings Quality themes were significant contributors to the Fund’s relative underperformance during the first half of 2007, and stock selection was weak in sectors most associated with private equity activity (Health Care, Information Technology and Consumer Discretionary). In addition to low quality stocks rallying, there was a style shift in the markets as growth indices began to outperform value indices consistently for the first time since the late 1990s. Because a swing in investor sentiment usually represents a change in market perceptions, our Momentum theme experienced an unusually large decline during this period.
  SECOND HALF OF 2007

By late July, performance of higher quality stocks began to improve. However, the Fund was negatively affected by an extraordinary market environment in which we saw massive selling of positions by many managers employing similar quantitative methods, selling that we believe was precipitated by performance problems in other asset classes, mainly bonds. As funds needed to raise cash, they turned to the asset class they viewed as more liquid, but had not been turning in good results — equity assets invested quantitatively. Since many of these funds had overlapping investment strategies and, therefore, similarity in the types of stocks they were over- and underweight, many managers were buying and selling exactly the same stocks at the same time. We have called this period the “Quantitative Liquidity Crunch.”

As a result, during early August, the magnitude of our negative daily theme returns was substantially greater than anything we had seen before in the 30 years of historical data used by our quantitative model. All our investment themes also began to perform negatively at the same time; usually, they are less “correlated,” meaning that they tend to perform differently from each other over time.

Although our themes experienced a significant rebound in mid-August as the market volatility began to dissipate, it was not enough for the Fund to fully recover relative to its benchmark. We believe a more muted sell-off continued into September and through the fourth quarter (particularly November), which had a negative impact on our themes and led to continued underperformance. In addition, although volatility fell from its peak, it remained at a high level throughout the fourth quarter.

PORTFOLIO RESULTS

We believe that our outsized negative relative returns were the result of the heightened correlations of our themes, which were in turn the result of massive selling by quantitative managers and hedge funds across the industry. Many of these strategies typically were forced to sell their positions to avoid margin calls or to limit losses, not however, because of a sudden change in the fundamentals of the investments. Some observers have speculated that this liquidity event started with multi-strategy hedge funds trying to unload their more liquid investments to cover losses they incurred in the subprime market.

We recognize that the Fund has experienced an extended period of severe underperformance over the last year. Accordingly, we continue to review our models and attribution on an ongoing basis, and over the 2007 summer period we made some significant progress in attempting to improve the factors in our model. Specifically, we enhanced our Momentum theme in an effort to take advantage of economic associations between companies (e.g., when one company is a significant supplier, creditor or client of another). We also enhanced our model by incorporating an information uncertainty (IU) interaction that effectively increases exposure to stocks that are more likely to be mispriced (i.e., those where the data is more difficult to interpret). (As an aside, the Momentum enhancement held up well during the liquidity events of early August, suggesting this factor is less “crowded” than others, but struggled later in the month. The IU interaction had little impact on small-cap returns in August.)

In the months ahead, as always, we will continue to look for ways to enhance our processes in an effort to improve our overall performance results. We thank you for your investment and look forward to serving your investment needs in the future.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team
  January 23, 2008

FUND BASICS
Structured Tax-Managed Equity Fund
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return
December 31, 2007	(based on NAV)[1]	Russell 3000 Index[2]

Class A	-0.92%	5.14%
Class B	-1.77	5.14
Class C	-1.75	5.14
Institutional	-0.65	5.14
Service	-1.10	5.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception (4/3/00)

Class A	-6.36%	12.08%	1.38%
Class B	-6.68	12.24	1.36
Class C	-2.74	12.47	1.34
Institutional	-0.65	13.78	2.52
Service	-1.10	13.25	2.02

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.32%
Class B	1.84	2.07
Class C	1.84	2.07
Institutional	0.69	0.92
Service	1.19	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 12/31/07[5]

Holding	% of Total Net Assets	Line of Business

Exxon Mobil Corp.	4.3%	Energy
Microsoft Corp.	3.9	Software & Services
JPMorgan Chase & Co.	2.8	Diversified Financials
Chevron Corp.	2.3	Energy
CF Industries Holdings, Inc.	2.2	Materials
Reliant Energy, Inc.	1.9	Utilities
Medco Health Solutions, Inc.	1.9	Health Care Equipment & Services
Merck & Co., Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Apollo Group, Inc. Class A	1.8	Consumer Services
Cisco Systems, Inc.	1.8	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/07

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	-6.36%	12.08%	1.38%
Returns after taxes on distributions**	-6.45	12.02	1.33
Returns after taxes on distributions*** and sale of Fund shares	-3.93	10.58	1.17

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non- qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
* Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
** Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
*** Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include time deposits and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the Russell 3000 Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Structured Tax-Managed Equity Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 3, 2000 through December 31, 2007.

Average Annual Total Return through December 31, 2007	One Year	Five Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	-0.92%	13.33%	2.12%
Including sales charges	-6.36%	12.08%	1.38%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-1.77%	12.49%	1.36%
Including contingent deferred sales charges	-6.68%	12.24%	1.36%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-1.75%	12.47%	1.34%
Including contingent deferred sales charges	-2.74%	12.47%	1.34%

Institutional Class (Commenced April 3, 2000)	-0.65%	13.78%	2.52%

Service Class (Commenced April 3, 2000)	-1.10%	13.25%	2.02%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?
The Goldman Sachs Real Estate Securities and International Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs) on either a domestic or international basis. REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.
We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team
Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value

Real estate securities portfolio that:

■ is a high quality portfolio that is strategically positioned for long-term growth potential

■ has low turnover — a result of bottom-up stock selection with a focus on long-term investing

Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS
Real Estate Securities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the one-year reporting period that ended December 31, 2007.
  Performance Review

During the one-year reporting period that ended December 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of -15.97%, -16.59%, -16.58%, -15.63% and -16.07%, respectively. These returns compare to the -17.78% cumulative total return of the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (the “Index”) (with dividends reinvested), over the same time period. Over the period from its inception on November 30, 2007 to December 31, 2007, the Fund’s Class R and IR Shares both generated a cumulative total return of -4.69%. This return compares to the -5.37% cumulative total return of the Index over the same time period.

As these results indicate, it was a difficult period for the real estate securities market. That said, during the reporting period the Fund outperformed its benchmark as positive stock selection in every major sub-sector contributed positively to relative performance. In addition, an underweight position to the Residential sector and an overweight position to the Industrial sector enhanced results. Conversely, underweight positions to the Healthcare and Self-Storage sectors detracted from performance.
  Real Estate Investment Trust (REIT) Market Review

The reporting period proved to be an extremely volatile environment for real estate securities. In fact, the fourth quarter was the worst quarter, from a return perspective, that we have had since we began managing the Fund. The volatility stemmed primarily from the well-publicized credit market dislocations that have resulted in significant macroeconomic concerns. The credit dislocations led to an evaporation of debt available to real estate investors. For those who required debt, spreads widened significantly. For a leveraged asset class like real estate, this effectively removed the private market bid. Market sentiment continued to be negative for housing and for financials. All these concerns led investors to take a more defensive posture, which resulted in a flight to quality within the real estate securities sector in terms of property, balance sheets and management.
  Portfolio Positioning

During the reporting period, the Healthcare and Industrial sectors were the best performing sectors within the Index. As investors turned more defensive over the course of the year, those sub-sectors with the longest lease terms that are considered defensive, such as Healthcare and Industrial, outperformed.

Within the Industrial sector, we maintained overweight positions in ProLogis and AMB Property Corp. given their global footprints and dynamic business models that are capitalizing on strong development margins. Both of these companies have funds in place that should enable them to sell completed development projects and permit them to recycle capital into new development to continue growth. Stock selection and an overweight to the sector were positive contributors to performance.

PORTFOLIO RESULTS

The Retail sector modestly outperformed the Index during the reporting period. Although there is concern over the future strength of consumer spending, most retail REITs continue to report robust tenant demand and new store demand is still exceeding supply. We maintained our bias to higher sales productivity mall REITs with large platforms focused on the luxury market. Stock selection within the sector contributed positively to performance, largely driven by an overweight position in Simon Property Group, Inc.

Slowing economic conditions and announced layoffs in the financial industry continue to impact the Office sector. Despite widespread concerns, we remain cautiously optimistic on the near-term operating fundamentals of the urban-based Office sector of Manhattan, Washington D.C. and San Francisco. Limited new supply, fully utilized space and long lease terms should work in favor of these markets. We continue to focus on companies that have the ability to create value with strong management teams and flexible balance sheets. We believe Vornado Realty Trust best reflects these qualities and that it may be well positioned to capitalize on potential distressed sales. Stock selection contributed positively to performance while an overweight to the sector detracted from performance.

The Hotel sector underperformed the broader REIT market as broader economic concerns, combined with the lack of lease term, weighed on performance. The Fund’s stock selection within the sector enhanced performance during the reporting period. We remain focused on the luxury-oriented names that have a global presence, such as Starwood Hotels & Resorts and Orient Express Hotels. These companies are focused on key gateway cities where barriers to entry are high and corporate demand is still relatively strong.

The Apartment sector was the worst performing portion of the Index during the reporting period, as it suffered from weakness resulting from both the supply and demand side of the business. Vacant single-family homes and condos are being rented, causing an increase in the rental supply. Meanwhile, increased economic uncertainty and slowing job growth are making the future of apartment demand less certain. Stock selection and an underweight to the sector contributed positively to performance during the reporting period.
  Portfolio Highlights

■	AMB Property Corp. — AMB Property is a leading global developer and owner of industrial real estate focused on major hub and gateway distribution markets throughout North America, Europe and Asia. We remain focused on companies such as AMB Property, which is benefiting from structural changes in distribution logistics for the world’s largest users of warehouse space. We believe AMB Property has a diverse, dynamic and innovative business model that generates high returns on invested capital.

PORTFOLIO RESULTS

■	Simon Property Group, Inc. — Simon Property Group is the largest owner, developer and manager of retail real estate in the U.S. It owns or has an interest in 379 properties in the U.S., comprising 256 million square feet. The company operates from five major platforms — regional malls, premium outlet centers, The Mills, community/lifestyle centers and international properties. The Mills portfolio is comprised of two distinctive types of assets, regional malls and Mills properties, totaling over 45 million square feet of gross leasable area. The typical Mills property consists of one million square feet of leasable space for traditional mall, outlet center, retailer and entertainment uses. We believe the company is led by an excellent management team whose business strategy is to have a significant presence in all types of the retail real estate spectrum that appeal to retailers and consumers.

■	Vornado Realty Trust — Vornado Realty Trust is one of the largest owners and managers of commercial real estate in the U.S., with a portfolio of approximately 64 million square feet spread across four principal business platforms — New York Office, Washington D.C. Office, Retail and Merchandise Mart. Merchandise Mart is the world’s largest commercial building, located in one of Chicago’s premier international business locations. Encompassing 4.2 million gross square feet; it generates more than three million visitors annually. We believe the company has a flexible balance sheet, strong management team and solid track record to capitalize on future opportunities.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 14, 2008

FUND BASICS
Real Estate Securities Fund
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007-	Fund Total Return	Dow Jones Wilshire Real Estate
December 31, 2007	(based on NAV)[1]	Securities Index[2]

Class A	-15.97%	-17.78%
Class B	-16.59	-17.78
Class C	-16.58	-17.78
Institutional	-15.63	-17.78
Service	-16.07	-17.78

November 30, 2007–December 31, 2007

Class R	-4.69%	-5.37%
Class IR	-4.69	-5.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested) is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-20.58%	17.61%	12.41%	7/27/98
Class B	-20.76	17.74	12.26	7/27/98
Class C	-17.41	18.06	12.28	7/27/98
Institutional	-15.63	19.43	13.54	7/27/98
Service	-16.07	18.84	13.02	7/27/98
Class R	N/A	N/A	-4.69	11/30/07
Class IR	N/A	N/A	-4.69	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.50%
Class B	2.19	2.25
Class C	2.19	2.25
Institutional	1.04	1.10
Service	1.54	1.60
Class R	1.69	1.75
Class IR	1.19	1.25

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 HOLDINGS AS OF 12/31/07[5]

Holding	% of Total Net Assets	Line of Real Estate Business

Simon Property Group, Inc.	8.6%	Retail
ProLogis	7.6	Industrial
Vornado Realty Trust	7.2	Diversified
Boston Properties, Inc.	4.8	Office
Kimco Realty Corp.	4.6	Retail
Ventas, Inc.	4.0	Healthcare
AvalonBay Communities, Inc.	4.0	Residential
SL Green Realty Corp.	4.0	Office
AMB Property Corp.	3.5	Industrial
Public Storage, Inc.	3.0	Self Storage

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	This Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include time deposits and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Real Estate Securities Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested, from July 27, 1998 through December 31, 2007.

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	-15.97%	18.94%	13.08%
Including sales charges	-20.58%	17.61%	12.41%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	-16.59%	18.07%	12.26%
Including contingent deferred sales charges	-20.76%	17.74%	12.26%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	-16.58%	18.06%	12.28%
Including contingent deferred sales charges	-17.41%	18.06%	12.28%

Institutional Class (Commenced July 27, 1998)	-15.63%	19.43%	13.54%

Service Class (Commenced July 27, 1998)	-16.07%	18.84%	13.02%

Class R (Commenced November 30, 2007)	N/A	N/A	-4.69%

Class IR (Commenced November 30, 2007)	N/A	N/A	-4.69%

PORTFOLIO RESULTS
International Real Estate Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs International Real Estate Securities Fund (the “Fund”) during the one-year reporting period that ended December 31, 2007.
  Performance Review

Over the one-year reporting period that ended December 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of -2.56%, -3.22% and -2.23%, respectively. These returns compare to the -0.88% cumulative total return of the Fund’s benchmark, the FTSE EPRA/ NAREIT Global ex-US Real Estate Index (Gross) (the “Index”) (with dividends reinvested), over the same time period. Over the period from its inception on November 30, 2007 to December 31, 2007, the Fund’s Class IR Shares generated a cumulative total return of -6.20%. This compares to the -5.15% cumulative total return of the Fund’s Index over the same time period.

During the reporting period, stock selection detracted from performance in the UK, Germany, Singapore and Hong Kong. In addition, an underweight position in Hong Kong and an overweight position in France were negative contributors to performance. In contrast, stock selection contributed positively to performance in Japan, Australia and the Netherlands, as did an overweight position in Canada. Additionally, real estate stocks held in the portfolio with exposure to the emerging markets, including Brazil, China and the Philippines, performed well.
  Market Review

Volatility in the international real estate securities market increased during the year, particularly in the fourth quarter as macro-economic headwinds persisted. This was driven by credit market concerns, high oil prices, weak U.S. consumption and decelerating U.S. employment growth. Slower global gross domestic product growth expectations in Europe, increasing risk premiums and higher financing costs triggered meaningful declines in the developed REIT markets for the year. All of these concerns led investors to take a more defensive posture, which resulted in a flight to quality in terms of property, balance sheets and management.

Within the Index, the Pacific Rim generated the best results, with Hong Kong, China and Singapore returning 65%, 43%, and 16%, respectively. Australia posted a lower but positive 3% return, while Japan was the only notable exception, as it returned - 6%. Elsewhere, Canada outperformed the broader real estate securities market. Europe underperformed and all countries posted negative returns, most notably Spain, Italy, the UK and Germany. In contrast, real estate securities within the emerging markets, such as in Brazil, the Philippines, Mexico and India, outperformed the Index during the year.
  Portfolio Positioning

Hong Kong is further along in the recovery of its real estate market versus other Asian markets. It continues to experience solid occupancy and rental growth, driven by a strong local economy supported by Mainland China. Within Hong Kong, home prices and rents increased more than 12% and 10%, respectively, in 2007. Wage growth, a strong local stock market and Federal Reserve Board (the “Fed”) rate cuts were all positives for

PORTFOLIO RESULTS

residential demand. Retail rents rose 14% while the central office market rents rose over 22%, driven by strong demand in a supply-constrained environment. The Fund’s stock selection in Hong Kong detracted from performance during the reporting period.

The Singapore market remained strong, with positive fundamentals in the Office and Residential sectors. Mid-tier residential prices remained firm, while high-end luxury prices appreciated significantly in 2007. The country’s residential rental market is also strong, with rents expected to increase 20-25% in 2008. Office demand, especially for Class A space (i.e. high quality assets, whether they be well located properties or assets with high quality tenants) remains strong and new supply should be constrained in the coming years. However, government actions to cool the market are taking effect and could slow both home and rental price appreciation going forward. The Fund’s stock selection in Singapore detracted from performance during the reporting period.

Japan underperformed the broader international real estate securities market in 2007. Real estate fundamentals in the country are solid, but volatility remained high due to growing global credit concerns. The office market continues to perform well. Vacancy in Tokyo’s five largest Central Wards within the Office sector declined from 3.00% to 2.55% in the third quarter, while rent hikes continued to increase, not only in the Class A space, but also in tertiary markets. Central Wards are the 23 municipalities that, together, make up the core and the most populous part of Tokyo. Since new construction is limited or pre-leased, we expect this vacancy trend to continue. Not only do we expect fundamentals to remain strong, but we believe valuations are attractive, as real estate operating companies (REOCs) trade at 35-40% discounts to their net asset values (“NAVs”) — some of the most attractive values globally. Additionally, we continue to believe Japanese REITs offer healthy balance sheets, strong fundamentals and attractive yields. During the fiscal year, the Fund’s stock selection in Japan contributed positively to performance, partially driven by an overweight to Japan Excellent, a mid-sized office REIT in Japan.

Emerging market real estate securities outperformed the Index during the reporting period as these economies have remained resilient. We continue to leverage our management team to identify unique names such as Urbi, a Mexican homebuilder capitalizing on increased homeownership and expansion of the mortgage market; and Multiplan, a Brazilian high-end regional mall owner expected to capitalize on favorable consumer trends. Additionally we own Megaworld Properties, a Philippines listed stock focused on the burgeoning office market housing English speaking call-centers. Multiplan and Megaworld Properties contributed positively to performance during the year. However, Urbi detracted from performance due to a slowing U.S. economy and concerns over a potential recessionary environment.

Europe was the worst performing region in the Index during the reporting period. The UK’s weakness largely stemmed from ongoing fears regarding the credit markets and slowing fundamentals. The value of transactions in the UK commercial property market fell from £15 billion in the third quarter of 2007 to £5.5 billion in the fourth quarter. This represented the weakest fourth quarter since 2000. Although the property market is showing very little transaction volume, UK property stocks are now trading at 25-35% discounts to their NAVs. Even though the private market still needs to re-price (i.e. NAVs must come down), UK REITs are pricing in this expected change. With vacancy rates less than 4% in Central London and 2% in the West-End, fundamentals remain stable. While

PORTFOLIO RESULTS

the Fund’s stock selection in the UK detracted from performance, we remain meaningfully underweight to the European region relative to the Index. This positioning contributed positively to performance during the reporting period.

Germany’s real estate market continues to be disappointing. We do not believe that values are attractive in Germany, especially given the below average growth prospects for its economy and the real estate companies exposed to it. Elsewhere, French real estate securities declined despite strong fundamentals, particularly in the Paris office and retail market where supply is limited and rents are rising.
  Portfolio Highlights

■	Iguatemi Empresa De Shopping Center — Iguatemi is one of the largest high end regional mall owners in Brazil. It currently retains interest in 11 malls and has three projects currently under development. We continue to see strong growth prospects and relative value from Brazil, particularly in the retail space, as its economy is improving, interest rates are declining and consumers have a propensity to spend.

■	Japan Excellent — Japan Excellent is a mid-sized office REIT in Japan. With 90% of its portfolio in Tokyo’s 23 Central Wards, where fundamentals are solid, the company should be able to achieve strong growth prospects. We continue to believe that Japanese REITs, particularly those with focus on the Office sector, offer healthy balance sheets, strong fundamentals and attractive yield spreads.

■	Derwent London — Derwent London is a leading central London office owner and redeveloper, with a portfolio valued at over £2.8 billion. The company’s strategy is to add value to buildings and sites through creative planning, quality design and strong leasing capabilities. With low vacancy rates in central London and the West-End, fundamentals remain stable. Additionally, we believe the company is led by a strong management team.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 14, 2008

FUND BASICS
International Real Estate Securities Fund
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return	FTSE EPRA/NAREIT Global
December 31, 2007	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	-2.56%	-0.88%
Class C	-3.22	-0.88
Institutional	-2.23	-0.88

November 30, 2007–December 31, 2007

Class IR	-6.20%	-5.15%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/ NAREIT Global ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex us) real estate securities market. The market capitalization for each constituent is adjusted for each constituent is adjusted for free float. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Since Inception	Inception Date

Class A	-7.93%	8.00%	7/31/06
Class C	-4.19	11.57	7/31/06
Institutional	-2.23	12.77	7/31/06
Class IR	N/A	-6.20	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.58%
Class C	2.28	2.33
Institutional	1.13	1.18
Class IR	1.28	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 12/31/07[5]

	% of Total	Line of Real Estate
Holding	Net Assets	Business	Country

Sun Hung Kai Properties Ltd.	7.4%	Diversified	Hong Kong
Mitsubishi Estate Co., Ltd.	6.9	Diversified	Japan
Mitsui Fudosan Co., Ltd.	5.4	Office	Japan
Unibail-Rodamco	4.4	Diversified	France
Westfield Group	4.0	Retail	Australia
GPT Group	3.3	Diversified	Australia
Japan Excellent, Inc.	2.9	Office	Japan
CapitaLand Ltd.	2.9	Residential	Singapore
Henderson Land Development Co. Ltd.	2.8	Diversified	Hong Kong
British Land Co. PLC	2.8	Diversified	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include time deposits and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark (the FTSE EPRA/NAREIT Global ex US Real Estate Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
International Real Estate Securities Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2007.

Average Annual Total Return through December 31, 2007	One Year	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	-2.56%	12.37%
Including sales charges	-7.93%	8.00%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	-3.22%	11.57%
Including contingent deferred sales charges	-4.19%	11.57%

Institutional Class (Commenced July 31, 2006)	-2.23%	12.77%

Class IR (Commenced November 30, 2007)	N/A	-6.20%

GOLDMAN SACHS COMMODITY STRATEGY FUND
What Distinguishes Goldman Sachs’
Commodity Investment Process?
At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

Commodity-linked notes that offer access to returns of the S&P GSCI Index which reflects the impact of commodity pricing by weighting those commodities in greatest demand. Commodities in the greatest demand tend to generate the greatest returns. We believe production weighting is vital and may provide a significant advantage when measuring investment performance.

Enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments/ municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■  Provides exposure to the commodity markets without direct investment in physical commodities

■  Capitalizes on Goldman, Sachs & Co.’s commodity research capabilities

■ Utilizes levered structured notes to seek total return while simultaneously implementing an enhanced cash strategy for additional return potential

PORTFOLIO RESULTS
Commodity Strategy Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Commodity Strategy Fund during the period from its inception on March 30, 2007 through December 31, 2007.
  Performance Review

From its inception on March 30, 2007 through December 31, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns of 24.27%, 23.66% and 24.95%, respectively. These returns compare to the 26.11% cumulative total return of the Fund’s benchmark, the S&P GSCI Commodity Index (with dividends reinvested), over the same period. Over the period from its inception on November 30, 2007 to December 31, 2007, the Fund’s Class R and IR Shares generated cumulative total returns of 5.67% and 5.71%, respectively. These returns compare to the 5.77% cumulative total return of the S&P GSCI Commodity Index over the same time period.

During the reporting period, the Fund generated positive results but underperformed its benchmark. Performance of enhanced cash securities held by the Fund contributed to its underperformance.
  Commodity Market Review

The S&P GSCI Commodity Index returned 26.1% during the reporting period, with Agriculture the highest returning sector at 38.7%. The Energy sector was also very strong, returning 32.2%. Although Precious Metals underperformed the benchmark at 22.8%, Livestock and Industrials performed the worst at -12.5% and -12.3%, respectively. Commodity prices, especially food and oil prices, rose on the back of continued strong demand from emerging economies. At the same time, a range of supply drivers, such as unpredictable weather and reduced production, are likely to remain supportive of higher prices.
  Investment Objective

The Fund seeks long-term total return. In pursuing this objective, the Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Fund invests at least 25% of its assets in commodity-linked structured notes.

PORTFOLIO RESULTS
  Portfolio Positioning

The majority of the portfolio was allocated to investments linked to a particular commodity. The Fund’s overall commodity positioning was in line with the weightings of the S&P GSCI Commodity Index. The cash portion of the Fund’s portfolio was allocated across multiple fixed income sectors. At the cross sector level, the Fund held overweight exposures to the mortgage and corporate sectors. The Fund favored super-senior AAA adjustable rate mortgage floaters and super-senior AAA asset-backed securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

January 16, 2008

FUND BASICS
Commodity Strategy Fund
as of December 31, 2007
PERFORMANCE REVIEW

March 30, 2007–	Fund Total Return
December 31, 2007	(based on NAV)[1]	S&P GSCI Commodity Index[2]

Class A	24.27%	26.11%
Class C	23.66	26.11
Institutional	24.95	26.11

November 30, 2007–December 31, 2007

Class R	5.67%	5.77%
Class IR	5.71	5.77

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Since Inception	Inception Date

Class A	N/A	18.69%	3/30/07

Class C	N/A	22.64	3/30/07

Institutional	N/A	24.95	3/30/07

Class R	N/A	5.67	11/30/07

Class IR	N/A	5.71	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.27%
Class C	1.70	2.02
Institutional	0.58	0.90
Class R	1.17	1.49
Class IR	0.67	0.99

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[5]
Percentage of Net Assets as of 12/31/07

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Performance Summary
December 31, 2007
The following graph shows the value as of December 31, 2007, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark (the S&P GSCI Commodity Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Commodity Strategy Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2007.

Cumulative Total Return through December 31, 2007	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	24.27%
Including sales charges	18.69%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	23.66%
Including contingent deferred sales charges	22.64%

Institutional Class (Commenced March 30, 2007)	24.95%

Class R (Commenced November 30, 2007)	5.67%

Class IR (Commenced November 30, 2007)	5.71%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments
December 31, 2007

Shares	Description	Value
Common Stocks – 103.7%

Automobiles & Components – 1.2%
3,900	Autoliv, Inc.(a)	$205,569
23,350	General Motors Corp.	581,182
89,300	Thor Industries, Inc.	3,394,293

		4,181,044

Banks – 5.6%
850	BB&T Corp.	26,070
19,950	Comerica, Inc.	868,424
14,150	Fannie Mae	565,717
9,300	Fifth Third Bancorp	233,709
9,900	First Horizon National Corp.	179,685
31,400	FirstMerit Corp.	628,314
124,900	IndyMac Bancorp, Inc.	743,155
98,550	KeyCorp	2,310,997
152,900	National City Corp.	2,516,734
99,650	New York Community Bancorp, Inc.	1,751,847
82,000	U.S. Bancorp	2,602,680
119,350	Wachovia Corp.	4,538,880
143,250	Washington Mutual, Inc.(a)	1,949,632
6,200	Wells Fargo & Co.	187,178

		19,103,022

Capital Goods – 10.1%
13,900	3M Co.	1,172,048
200	Carlisle Companies, Inc.	7,406
27,500	Caterpillar, Inc.(a)	1,995,400
8,500	Deere & Co.	791,520
63,300	Emerson Electric Co.	3,586,578
450	First Solar, Inc.*	120,213
700	Foster Wheeler Ltd.*	108,514
750	General Dynamics Corp.	66,742
347,600	General Electric Co.(a)	12,885,532
11,600	Honeywell International, Inc.	714,212
14,100	Lockheed Martin Corp.	1,484,166
64,600	Masco Corp.	1,396,006
9,750	Northrop Grumman Corp.	766,740
57,375	PACCAR, Inc.	3,125,790
7,000	Pall Corp.	282,240
4,100	Raytheon Co.	248,870
450	SunPower Corp., Class A*	58,676
23,750	The Boeing Co.	2,077,175
4,000	Timken Co.	131,400
40,750	United Technologies Corp.	3,119,005

		34,138,233

Commercial Services & Supplies – 0.0%
2,400	Cintas	80,688

Consumer Durables & Apparel – 2.0%
8,800	Blyth, Inc.	193,072
800	Crocs, Inc.*	29,448
28,750	D.R. Horton, Inc.	378,638
70,050	Eastman Kodak Co.	1,531,993
11,350	KB HOME	245,160
25,100	Leggett & Platt, Inc.	437,744
3,650	M.D.C. Holdings, Inc.	135,525
159,150	Mattel, Inc.	3,030,216
1,200	Snap-On, Inc.	57,888
7,400	The Stanley Works	358,752
6,050	VF Corp.	415,393

		6,813,829

Consumer Services – 3.2%
85,050	Carnival Corp.	3,783,874
18,400	Harrah’s Entertainment, Inc.	1,633,000
92,800	McDonald’s Corp.	5,466,848
5,850	Ruby Tuesday, Inc.	57,038
900	Yum! Brands, Inc.	34,443

		10,975,203

Diversified Financials – 7.9%
115,850	Allied Capital Corp.(a)	2,490,775
100,500	American Capital Strategies Ltd.(a)	3,312,480
201,350	Bank of America Corp.(a)	8,307,701
5,800	Bank of New York Mellon Corp.	282,808
201,000	Citigroup, Inc.†(a)	5,917,440
1,750	Discover Financial Services	26,390
7,150	Jeffries Group, Inc.	164,808
74,500	JPMorgan Chase & Co.(a)	3,251,925
750	Lehman Brothers Holdings, Inc.	49,080
18,300	Merrill Lynch & Co., Inc.	982,344
27,800	Morgan Stanley	1,476,458
2,850	NYSE Euronext	250,144
1,900	SLM Corp.	38,266
1,000	The Bear Stearns Companies, Inc.	88,250

		26,638,869

Energy – 13.0%
13,200	Baker Hughes, Inc.	1,070,520
2,000	Cameron International Corp.*	96,260
12,250	Chesapeake Energy Corp.	480,200
99,650	Chevron Corp.†(a)	9,300,334
300	ConocoPhillips	26,490
2,600	Consol Energy, Inc.	185,952
165,400	Exxon Mobil Corp.(a)	15,496,326
15,650	Frontline Ltd.	751,200
84,200	Halliburton Co.	3,192,022
36,250	Marathon Oil Corp.	2,206,175
16,400	National Oilwell Varco, Inc.*	1,204,744
9,850	Noble Corp.	556,624
26,600	Occidental Petroleum Corp.	2,047,934
990	Patriot Coal Corp.*	41,323
6,150	Patterson-UTI Energy, Inc.	120,048
9,900	Peabody Energy Corp.	610,236
5,550	Smith International, Inc.	409,868
135,075	Spectra Energy Corp.	3,487,636
10,850	Sunoco, Inc.	785,974
8,400	The Williams Companies, Inc.	300,552

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Energy – (continued)
20,100	Valero Energy Corp.	$1,407,603
4,300	Weatherford International Ltd.*	294,980

		44,073,001

Food & Staples Retailing – 1.5%
7,950	Costco Wholesale Corp.	554,592
12,650	CVS/Caremark Corp.	502,838
2,500	SUPERVALU, Inc.	93,800
17,300	Sysco Corp.	539,933
67,650	Wal-Mart Stores, Inc.	3,215,404
1,850	Whole Foods Market, Inc.	75,480

		4,982,047

Food, Beverage & Tobacco – 5.1%
12,000	Altria Group, Inc.(a)	906,960
37,850	Anheuser-Busch Companies, Inc.(a)	1,981,069
13,800	General Mills, Inc.	786,600
61,350	H.J. Heinz Co.	2,863,818
50	Kellogg Co.	2,622
100,891	Kraft Foods, Inc.†	3,292,073
9,100	Lancaster Colony Corp.	361,270
45,100	PepsiCo, Inc.	3,423,090
54,950	The Coca-Cola Co.	3,372,281
7,100	UST, Inc.	389,080

		17,378,863

Health Care Equipment & Services – 2.2%
11,500	Aetna, Inc.	663,895
900	Becton, Dickinson and Co.	75,222
7,300	Cardinal Health, Inc.	421,575
1,950	Covidien Ltd.	86,366
7,500	Express Scripts, Inc.*	547,500
2,600	Hillenbrand Industries, Inc.	144,898
4,000	Hologic, Inc.*	274,560
4,650	Humana, Inc.*	350,191
750	Intuitive Surgical, Inc.*	243,375
7,500	Medco Health Solutions, Inc.*	760,500
34,400	Medtronic, Inc.	1,729,288
750	Stryker Corp.	56,040
29,750	UnitedHealth Group, Inc.	1,731,450
5,300	WellPoint, Inc.*	464,969

		7,549,829

Household & Personal Products – 3.1%
3,400	Avon Products, Inc.	134,402
850	Clorox Co.	55,395
63,300	Kimberly-Clark Corp.	4,389,222
66,850	Procter & Gamble Co.	4,908,127
26,050	The Estee Lauder Companies, Inc. Class A	1,136,040

		10,623,186

Insurance – 3.4%
28,550	American International Group, Inc.(a)	1,664,465
6,450	Arthur J. Gallagher & Co.	156,026
24,150	Fidelity National Title Group, Inc. Class A	352,831
5,700	Lincoln National Corp.	331,854
47,550	Principal Financial Group, Inc.	3,273,342
3,950	StanCorp Financial Group, Inc.	199,001
11,100	The Allstate Corp.(a)	579,753
2,850	The Hartford Financial Services Group, Inc.	248,492
215,450	The Progressive Corp.	4,128,022
10,450	Unitrin, Inc.	501,495

		11,435,281

Materials – 4.5%
32,900	Alcoa, Inc.	1,202,495
1,250	Allegheny Technologies, Inc.	108,000
2,800	Bemis Co., Inc.	76,664
98,700	E.I. du Pont de Nemours & Co.(a)	4,351,683
10,150	Freeport-McMoRan Copper & Gold, Inc.	1,039,766
12,200	International Paper Co.	395,036
4,850	Monsanto Co.	541,697
27,500	Nucor Corp.	1,628,550
5,450	Olin Corp.	105,349
100	Rohm & Haas Co.	5,307
13,950	Southern Copper Corp.	1,466,563
75,450	The Dow Chemical Co.	2,974,239
5,950	United States Steel Corp.	719,414
1,150	Weyerhaeuser Co.	84,801
28,250	Worthington Industries, Inc.	505,110

		15,204,674

Media – 2.5%
14,750	Clear Channel Communications, Inc.	509,170
7,700	Comcast Corp. Class A*	140,602
2,900	Gannett Co., Inc.	113,100
173,500	Regal Entertainment Group Class A	3,135,145
30,150	The New York Times Co. Class A	528,529
116,500	The Walt Disney Co.†	3,760,620
330	The Washington Post Co. Class B	261,172

		8,448,338

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
51,750	Abbott Laboratories	2,905,762
25,250	Amgen, Inc.*	1,172,610
2,000	Amylin Pharmaceuticals, Inc.*	74,000
4,800	Biogen Idec, Inc.*	273,216
27,150	Celgene Corp.*	1,254,602
67,700	Eli Lilly & Co.	3,614,503
22,500	Gilead Sciences, Inc.*	1,035,225
98,000	Johnson & Johnson(a)	6,536,600
78,650	Merck & Co., Inc.	4,570,351

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals, Biotechnology & Life Sciences – (continued)
343,500	Pfizer, Inc.†	$7,807,755
5,750	Thermo Fisher Scientific, Inc.*	331,660
2,050	Vertex Pharmaceuticals, Inc.*	47,622
46,200	Wyeth	2,041,578

		31,665,484

REIT – 1.0%
27,100	General Growth Properties, Inc.	1,115,978
25,000	Simon Property Group, Inc.	2,171,500
1,450	Vornado Realty Trust	127,528

		3,415,006

Retailing – 1.2%
8,650	Amazon.Com, Inc.*	801,336
4,300	Barnes & Noble, Inc.(a)	148,135
3,300	Best Buy Co., Inc.	173,745
1,550	GameStop Corp. Class A*	96,270
47,950	Home Depot, Inc.	1,291,773
1,750	Macy’s, Inc.	45,273
46,300	RadioShack Corp.	780,618
27,950	Saks, Inc.*	580,242
2,300	The Sherwin-Williams Co.	133,492
1,335	TravelCenters of America LLC*	16,688

		4,067,572

Semiconductors & Semiconductor Equipment – 2.9%
12,950	Analog Devices, Inc.	410,515
9,700	Broadcom Corp. Class A*	253,558
24,850	Intel Corp.	662,501
28,100	Linear Technology Corp.	894,423
33,600	Maxim Integrated Products, Inc.	889,728
8,350	MEMC Electronic Materials, Inc.*	738,891
99,400	Microchip Technology, Inc.	3,123,148
26,750	NVIDIA Corp.*	910,035
62,700	Texas Instruments, Inc.	2,094,180
1,400	Xilinx, Inc.	30,618

		10,007,597

Software & Services – 6.1%
50,200	Accenture Ltd. Class A	1,808,706
2,750	Akamai Technologies, Inc.*	95,150
4,800	Autodesk, Inc.*(a)	238,848
40,800	Automatic Data Processing, Inc.(a)	1,816,824
600	Citrix Systems, Inc.*	22,806
27,700	eBay, Inc.*	919,363
1,130	Google, Inc. Class A*	781,372
700	Mastercard, Inc. Class A	150,640
238,350	Microsoft Corp.(a)	8,485,260
69,100	Oracle Corp.*	1,560,278
95,400	Paychex, Inc.	3,455,388
6,900	VeriFone Holdings, Inc.*	160,425
2,200	VeriSign, Inc.*	82,742
45,800	Yahoo!, Inc.*	1,065,308

		20,643,110

Technology Hardware & Equipment – 7.4%
6,950	Adtran, Inc.(a)	148,591
4,000	Apple, Inc.*(a)	792,320
2,350	Ciena Corp.*	80,159
129,200	Cisco Systems, Inc.*	3,497,444
21,050	Corning, Inc.	504,989
28,800	Dell, Inc.*	705,888
52,350	EMC Corp.*	970,045
81,300	Hewlett-Packard Co.	4,104,024
71,400	International Business Machines Corp.(a)	7,718,340
1,800	Juniper Networks, Inc.*	59,760
73,700	Motorola, Inc.	1,182,148
130,300	QUALCOMM, Inc.(a)	5,127,305
4,850	SanDisk Corp.*	160,875
1,800	Sun Microsystems, Inc.*	32,634

		25,084,522

Telecommunication Services – 3.4%
169,428	AT&T, Inc.†(a)	7,041,428
183,950	Citizens Communications Co.	2,341,683
4,200	Embarq Corp.	208,026
8,700	Sprint Nextel Corp.	114,231
140,950	Windstream Corp.	1,835,169

		11,540,537

Transportation – 2.2%
4,750	C.H. Robinson Worldwide, Inc.	257,070
62,350	Norfolk Southern Corp.	3,144,934
55,250	United Parcel Service, Inc. Class B	3,907,280

		7,309,284

Utilities – 4.9%
48,950	Ameren Corp.(a)	2,653,579
81,200	Consolidated Edison, Inc.	3,966,620
10,900	Dominion Resources, Inc.	517,205
22,650	DTE Energy Co.	995,694
130,950	Duke Energy Corp.	2,641,262
15,700	Energy East Corp.	427,197
1,473	Integrys Energy Group, Inc.	76,139
9,450	Pinnacle West Capital Corp.	400,775
10,100	Progress Energy, Inc.	489,143
115,600	Southern Co.	4,479,500

		16,647,114

TOTAL COMMON STOCKS
(Cost $365,066,562)		$352,006,333

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value
Closed-End Fund – 0.1%

17,140	Tri-Continental Corp.	$358,226
(Cost $417,911)

TOTAL INVESTMENTS – 103.8%
(Cost $365,484,473)		$352,364,559

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8%)		(12,980,150)

NET ASSETS – 100.0%		$339,384,409

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is held as collateral for call options written.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At December 31, 2007, the following future contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Short	Month	Value	Gain

S&P Mini 500 Index	(167)	March 2008	$(12,334,620)	$242,015

WRITTEN OPTIONS — For the year ended December 31, 2007, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2006	550	$1,533,800

Contracts written	3,340	14,211,610
Contracts expired	(2,265)	(6,188,200)
Contracts bought to close	(950)	(6,011,610)

Contracts Outstanding December 31, 2007	675	$3,545,600

At December 31, 2007, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

S&P 500 Index	350	$1,500	March 2008	$(1,610,000)
S&P 500 Index	325	1,475	March 2008	(1,950,000)

(Premiums Received $3,545,600)	675			$(3,560,000)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND
Schedule of Investments
December 31, 2007

Shares	Description	Value
Common Stocks – 98.0%

Consumer Durables & Apparel – 2.0%
96,230	Harman International Industries, Inc.	$7,093,113

Insurance – 2.2%
245,263	eHealth, Inc.*(a)	7,875,395

Media – 6.3%
175,130	Lamar Advertising Co. Class A(a)	8,418,499
120,086	National CineMedia, Inc.	3,027,368
185,940	The McGraw-Hill Cos., Inc.	8,146,031
70,630	Viacom, Inc. Class B*	3,102,070

		22,693,968

Retailing – 5.0%
86,650	Amazon.Com, Inc.*	8,027,256
371,090	Netflix, Inc.*(a)	9,878,416

		17,905,672

Semiconductors & Semiconductor Equipment – 10.2%
145,276	Cavium Networks, Inc.*	3,344,253
316,630	FormFactor, Inc.*	10,480,453
486,450	Intellon Corp.*(a)	3,667,833
278,720	Linear Technology Corp.(a)	8,871,658
245,080	Tessera Technologies, Inc.*	10,195,328

		36,559,525

Software & Services – 41.9%
659,205	Activision, Inc.*	19,578,390
176,520	Cognizant Technology Solutions Corp. Class A*	5,991,089
329,103	Electronic Arts, Inc.*	19,222,906
84,710	Equinix, Inc.*	8,561,640
23,295	Google, Inc. Class A*	16,108,027
396,310	Iron Mountain, Inc.*	14,671,396
565,025	Microsoft Corp.	20,114,890
237,530	MoneyGram International, Inc.(a)	3,650,836
205,040	NeuStar, Inc. Class A*	5,880,547
142,719	Salesforce.com, Inc.*	8,947,054
576,372	Switch and Data Facilities Co., Inc.*	9,233,479
526,250	The Western Union Co.	12,777,350
260,520	Yahoo!, Inc.*	6,059,695

		150,797,299

Technology Hardware & Equipment – 22.6%
53,933	Apple, Inc.*	10,683,049
543,745	Cisco Systems, Inc.*	14,719,177
188,990	Corning, Inc.	4,533,870
224,920	Dell, Inc.*	5,512,789
177,350	Dolby Laboratories, Inc. Class A*	8,817,842
201,890	Network Appliance, Inc.*	5,039,174
180,730	Neutral Tandem, Inc.*	3,437,485
273,325	QUALCOMM, Inc.	10,755,339
158,750	Research In Motion Ltd.*	18,002,250

		81,500,975

Telecommunication Services – 7.8%
321,070	American Tower Corp. Class A*	13,677,582
147,980	Clearwire Corp. Class A*(a)	2,028,806
136,971	Crown Castle International Corp.*	5,697,993
351,393	MetroPCS Communications, Inc.*(a)	6,834,594

		28,238,975

TOTAL COMMON STOCKS
(Cost $266,358,365)		$352,664,922

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.9%

JPMorgan Chase Euro – Time Deposit
$6,968,977	3.964%	01/02/08	$6,968,977
(Cost $6,968,977)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $273,327,342)			$359,633,899

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 11.0%

Boston Global Investment Trust – Enhanced Portfolio
39,356,750	4.941%	$39,356,750
(Cost $39,356,750)

TOTAL INVESTMENTS – 110.9%
(Cost $312,684,092)		$398,990,649

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.9)%		(39,133,661)

NET ASSETS – 100.0%		$359,856,988

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments
December 31, 2007

Shares	Description	Value
Common Stocks – 98.1%

Banks – 3.0%
5,100	BB&T Corp.	$156,417
500	BOK Financial Corp.	25,850
61,600	East West Bancorp, Inc.	1,492,568
3,700	First Community Bancorp	152,588
163,300	Hudson City Bancorp, Inc.	2,452,766
5,000	Marshall & Ilsley Corp.	132,400
38,300	Provident Financial Services, Inc.	552,286
15,500	Regions Financial Corp.	366,575
9,000	Roma Financial Corp.	141,210
200	SunTrust Banks, Inc.	12,498
500	Texas Capital Bancshares, Inc.*	9,125
85,000	U.S. Bancorp	2,697,900
82,900	Wells Fargo & Co.	2,502,751

		10,694,934

Capital Goods – 9.8%
4,800	Acuity Brands, Inc.	216,000
93,607	AGCO Corp.*†	6,363,404
20,200	Belden, Inc.	898,900
15,800	C&D Technologies, Inc.*(a)	104,438
2,800	Cubic Corp.	109,760
10,600	Cummins, Inc.	1,350,122
30,900	DynCorp International, Inc. Class A*	830,592
27,600	EMCOR Group, Inc.*	652,188
14,600	General Cable Corp.*	1,069,888
156,100	General Electric Co.	5,786,627
5,175	Graco, Inc.	192,820
104,500	GrafTech International Ltd.*	1,854,875
17,100	Lockheed Martin Corp.	1,799,946
200	McDermott International, Inc.*	11,806
49,100	Northrop Grumman Corp.	3,861,224
6,000	Polypore International, Inc.*	105,000
64,500	Raytheon Co.	3,915,150
12,400	Rockwell Automation, Inc.	855,104
15,850	Rush Enterprises, Inc. Class A*	288,153
15,100	SPX Corp.	1,553,035
5,200	Tecumseh Products Co. Class A*	121,732
24,400	Terex Corp.*	1,599,908
10,800	The Boeing Co.	944,568
12,000	United Rentals, Inc.*	220,320
4,300	Woodward Governor Co.	292,185

		34,997,745

Commercial Services & Supplies – 0.2%
4,100	HNI Corp.(a)	143,746
10,700	IKON Office Solutions, Inc.	139,314
7,000	Manpower, Inc.	398,300
1,885	PHH Corp.*	33,251
4,100	Spherion Corp.*	29,848
2,900	United Stationers, Inc.*	134,009

		878,468

Consumer Durables & Apparel – 0.7%
6,100	Black & Decker Corp.	424,865
2,400	Deckers Outdoor Corp.*	372,144
57,900	Tempur-Pedic International, Inc.(a)	1,503,663

		2,300,672

Consumer Services – 3.5%
92,100	Apollo Group, Inc. Class A*	6,460,815
1,400	Capella Education Co.*	91,644
45,900	ITT Educational Services, Inc.*	3,913,893
45,800	Jack in the Box, Inc.*	1,180,266
6,900	McDonald’s Corp.	406,479
500	O’Charley’s, Inc.	7,490
4,200	Pre-Paid Legal Services, Inc.*	232,470

		12,293,057

Diversified Financials – 7.1%
4,800	Ameriprise Financial, Inc.	264,528
104,142	Bank of America Corp.	4,296,899
2,500	Bank of New York Mellon Corp.	121,900
14,800	Calamos Asset Management, Inc. Class A	440,744
26,000	CIT Group, Inc.	624,780
2,500	CME Group, Inc.	1,715,000
48,700	Eaton Vance Corp.	2,211,467
4,800	GAMCO Investors, Inc.	332,160
33,300	Greenhill & Co., Inc.(a)	2,213,784
9,000	Investment Technology Group, Inc.*	428,310
800	Janus Capital Group, Inc.	26,280
224,500	JPMorgan Chase & Co.	9,799,425
5,000	Merrill Lynch & Co., Inc.	268,400
12,000	Moody’s Corp.	428,400
32,600	SEI Investments Co.	1,048,742
16,600	T. Rowe Price Group, Inc.	1,010,608

		25,231,427

Energy – 11.3%
13,500	Anadarko Petroleum Corp.	886,815
87,300	Chevron Corp.	8,147,709
4,679	ConocoPhillips	413,156
23,000	Devon Energy Corp.	2,044,930
161,900	Exxon Mobil Corp.	15,168,411
70,600	Global Industries Ltd.*	1,512,252
9,900	Holly Corp.	503,811
35,200	Occidental Petroleum Corp.	2,710,048
14,000	Overseas Shipholding Group	1,042,020
30,800	Patterson-UTI Energy, Inc.	601,216
24,000	Stone Energy Corp.*	1,125,840
44,600	Tesoro Corp.	2,127,420
14,201	Transocean, Inc.	2,032,873
25,600	Valero Energy Corp.	1,792,768

		40,109,269

Food & Staples Retailing – 1.4%
10,855	CVS/Caremark Corp.	431,486
5,979	Longs Drug Stores Corp.	281,013
2,700	Nash Finch Co.	95,256

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Food & Staples Retailing – (continued)
71,500	Safeway, Inc.	$2,446,015
9,500	Spartan Stores, Inc.	217,075
7,100	SUPERVALU, Inc.	266,392
50,000	The Kroger Co.	1,335,500

		5,072,737

Food, Beverage & Tobacco – 4.6%
32,600	Altria Group, Inc.	2,463,908
7,700	Cal-Maine Foods, Inc.	204,281
20,800	Chiquita Brands International, Inc.*	382,512
31,400	Coca-Cola Enterprises, Inc.	817,342
1,500	Hansen Natural Corp.*	66,435
5,051	Kraft Foods, Inc.	164,814
20,200	Molson Coors Brewing Co. Class B	1,042,724
19,900	Pepsi Bottling Group, Inc.	785,254
28,500	PepsiAmericas, Inc.	949,620
48,000	PepsiCo., Inc.	3,643,200
18,200	Ralcorp Holdings, Inc.*	1,106,378
27,600	The Coca-Cola Co.	1,693,812
42,100	Tyson Foods, Inc. Class A	645,393
11,900	Universal Corp.	609,518
35,200	UST, Inc.	1,928,960

		16,504,151

Health Care Equipment & Services – 4.8%
47,900	AmerisourceBergen Corp.	2,149,273
53,100	Cigna Corp.	2,853,063
2,400	Express Scripts, Inc.*	175,200
2,800	Humana, Inc.*	210,868
600	Invacare Corp.	15,120
700	Kindred Healthcare, Inc.*	17,486
42,200	Kinetic Concepts, Inc.*	2,260,232
100	MedCath Corp.*	2,456
67,300	Medco Health Solutions, Inc.*	6,824,220
40,830	UnitedHealth Group, Inc.	2,376,306

		16,884,224

Household & Personal Products – 1.3%
23,600	Alberto-Culver Co.	579,144
7,400	Colgate-Palmolive Co.	576,904
500	Elizabeth Arden, Inc.*	10,175
26,200	Energizer Holdings, Inc.*	2,937,806
8,120	Procter & Gamble Co.	596,170

		4,700,199

Insurance – 2.4%
734	Alleghany Corp.*	295,068
1,800	American National Insurance Co.	218,232
200	CastlePoint Holdings Ltd.	2,400
12,400	CNA Financial Corp.	418,128
11,400	Flagstone Reinsurance Holdings Ltd.	158,460
72,823	Loews Corp.	3,665,910
6,900	Nationwide Financial Services, Inc.	310,569
4,600	Principal Financial Group, Inc.	316,664
22,200	Prudential Financial, Inc.	2,065,488
13,400	The Allstate Corp.	699,882
8,900	The Chubb Corp.	485,762

		8,636,563

Materials – 4.4%
600	A. Schulman, Inc.	12,930
72,200	CF Industries Holdings, Inc.	7,946,332
25,300	Freeport-McMoRan Copper & Gold, Inc.	2,591,732
5,800	International Flavors & Fragrances, Inc.	279,154
2,800	Minerals Technologies, Inc.	187,460
16,552	Monsanto Co.	1,848,693
8,400	Owens-Illinois, Inc.*	415,800
800	Quanex Corp.	41,520
16,100	Southern Copper Corp.(a)	1,692,593
5,800	Terra Industries, Inc.*	277,008
247	Tronox, Inc. Class B	2,137
7,100	Worthington Industries, Inc.	126,948
3,250	Zep, Inc.*	45,077

		15,467,384

Media – 4.2%
150,700	CBS Corp. Class B	4,106,575
2	Citadel Broadcasting Corp.	4
29,100	Clear Channel Communications, Inc.	1,004,532
17,900	Marvel Entertainment, Inc.*	478,109
86,900	The DIRECTV Group, Inc.*	2,009,128
117,100	The Walt Disney Co.	3,779,988
223,000	Time Warner, Inc.	3,681,730

		15,060,066

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
5,800	Abbott Laboratories	325,670
14,400	Amgen, Inc.*	668,736
37,386	Applera Corp.-Applied Biosystems Group	1,268,133
84,900	Biogen Idec, Inc.*	4,832,508
18,100	Celgene Corp.*	836,401
93,700	Gilead Sciences, Inc.*	4,311,137
5,700	Johnson & Johnson	380,190
116,100	Merck & Co., Inc.	6,746,571
15,400	Millennium Pharmaceuticals, Inc.*	230,692
8,800	PerkinElmer, Inc.	228,976
217,100	Pfizer, Inc.	4,934,683
16,800	Schering-Plough Corp.	447,552
500	Varian, Inc.*	32,650
33,600	Waters Corp.*	2,656,752
53,800	Watson Pharmaceuticals, Inc.*	1,460,132

		29,360,783

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Real Estate – 3.6%
2,200	AMB Property Corp. (REIT)	$126,632
6,600	AvalonBay Communities, Inc. (REIT)	621,324
7,500	Boston Properties, Inc. (REIT)	688,575
6,400	Equity Residential (REIT)	233,408
56,200	General Growth Properties, Inc. (REIT)	2,314,316
6,300	Jones Lang LaSalle, Inc.	448,308
30,800	Plum Creek Timber Co., Inc. (REIT)	1,418,032
10,600	ProLogis (REIT)	671,828
1,800	Rayonier, Inc. (REIT)	85,032
31,300	Regency Centers Corp. (REIT)	2,018,537
200	Saul Centers, Inc. (REIT)	10,686
34,700	Simon Property Group, Inc. (REIT)	3,014,042
17,200	The Macerich Co. (REIT)	1,222,232

		12,872,952

Retailing – 2.4%
40,700	1-800-FLOWERS.COM, Inc. Class A*	355,311
23,400	Amazon.Com, Inc.*	2,167,776
14,840	AutoNation, Inc.*	232,395
17,100	Blue Nile, Inc.*(a)	1,163,826
67,100	Expedia, Inc.*	2,121,702
9,100	GameStop Corp. Class A*	565,201
3,800	Genuine Parts Co.	175,940
29,000	Guess?, Inc.	1,098,810
400	Overstock.com, Inc.*	6,212
29,400	Sonic Automotive, Inc. Class A	569,184
2,700	Systemax, Inc.	54,864

		8,511,221

Semiconductors & Semiconductor Equipment – 1.6%
123,200	Analog Devices, Inc.	3,905,440
600	National Semiconductor Corp.	13,584
4,500	Sigma Designs, Inc.*	248,400
3,800	Skyworks Solutions, Inc.*	32,300
47,600	Texas Instruments, Inc.	1,589,840

		5,789,564

Software & Services – 8.6%
71,700	Accenture Ltd. Class A	2,583,351
9,200	Advent Software, Inc.*	497,720
9,800	AsiaInfo Holdings, Inc.*	107,800
13,835	Autodesk, Inc.*	688,430
55,000	Cadence Design Systems, Inc.*	935,550
900	CSG Systems International, Inc.*	13,248
150,100	EarthLink, Inc.*	1,061,207
11,800	Fair Isaac Corp.	379,370
5,100	Google, Inc. Class A*	3,526,548
68,400	Greenfield Online, Inc.*	999,324
500	iGATE Corp.*	4,235
4,200	Mastercard, Inc. Class A	903,840
1,666	Metavante Technologies, Inc.*	38,851
385,700	Microsoft Corp.	13,730,920
2,900	Omniture, Inc.*	96,541
18,200	RealNetworks, Inc.*	110,838
6,200	Switch and Data Facilities Co.*	99,324
150,500	Symantec Corp.*	2,429,070
60,600	Synopsys, Inc.*	1,571,358
46,100	United Online, Inc.	544,902
5,400	Vignette Corp.*	78,894
2,600	Vocus, Inc.*	89,778

		30,491,099

Technology Hardware & Equipment – 7.3%
2,300	Avnet, Inc.*	80,431
82,300	Bell Microproducts, Inc.*	494,623
71,200	Brocade Communications Systems, Inc.*	522,608
236,800	Cisco Systems, Inc.*	6,410,176
6,900	EMC Corp.*	127,857
114,858	Hewlett-Packard Co.	5,798,032
19,700	International Business Machines Corp.	2,129,570
83,100	Juniper Networks, Inc.*	2,758,920
10,400	Motorola, Inc.	166,816
26,000	Polycom, Inc.*	722,280
19,460	QUALCOMM, Inc.	765,751
4,500	Quantum Corp.*	12,105
28,700	Tech Data Corp.*	1,082,564
69,900	Tyco Electronics Ltd.	2,595,387
79,100	Western Digital Corp.*	2,389,611

		26,056,731

Telecommunication Services – 3.1%
93,432	AT&T, Inc.†	3,883,034
18,700	CenturyTel, Inc.	775,302
5,400	NTELOS Holdings Corp.	160,326
20,100	Sprint Nextel Corp.	263,913
11,100	Telephone & Data Systems, Inc.	694,860
5,200	Telephone & Data Systems, Inc. – Special Shares	299,520
7,000	US Cellular Corp.*	588,700
96,400	Verizon Communications, Inc.	4,211,716

		10,877,371

Transportation – 0.5%
37,500	CSX Corp.	1,649,250
7,500	J.B. Hunt Transport Services, Inc.	206,625
500	Pinnacle Airlines Corp.*	7,625

		1,863,500

Utilities – 4.0%
4,300	Constellation Energy Group, Inc.	440,879
72	Dynegy, Inc. Class A*	514
31,900	Edison International	1,702,503
17,100	Entergy Corp.	2,043,792
6,300	ONEOK, Inc.	282,051

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
December 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Utilities – (continued)
64,300	PG&E Corp.	$2,770,687
260,700	Reliant Energy, Inc.*	6,840,768

		14,081,194

TOTAL COMMON STOCKS
(Cost $279,295,631)		$348,735,311

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$7,241,338	3.964%	01/02/08	$7,241,338
(Cost $7,241,338)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $286,536,969)			$355,976,649

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 1.8%

Boston Global Investment Trust – Enhanced Portfolio
6,471,250	4.941%	$6,471,250
(Cost $6,471,250)

TOTAL INVESTMENTS – 101.9%
(Cost $293,008,219)		$362,447,899

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(6,925,133)

NET ASSETS – 100.0%		$355,522,766

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	All or a portion of security is segregated for initial margin requirements on future transactions.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At December 31, 2007, the following future contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P 500 E-mini	96	March 2008	$7,090,560	$(5,712)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
December 31, 2007

Shares	Description	Value
Common Stocks – 98.0%

Diversified – 7.7%
159,164	Duke Realty Corp. (REIT)	$4,150,997
628,401	Vornado Realty Trust (REIT)	55,267,868

		59,418,865

Healthcare – 6.8%
432,156	HCP, Inc. (REIT)	15,030,385
137,024	Health Care REIT, Inc.(a)	6,123,602
681,452	Ventas, Inc. (REIT)	30,835,703

		51,989,690

Hotels – 7.4%
1,206,154	Host Hotels & Resorts, Inc. (REIT)	20,552,864
873,112	Morgans Hotel Group Co.*(a)	16,833,599
133,035	Orient-Express Hotels Ltd.	7,652,173
267,915	Starwood Hotels & Resorts Worldwide, Inc.	11,796,298

		56,834,934

Industrial – 11.1%
470,290	AMB Property Corp. (REIT)	27,069,892
916,167	ProLogis (REIT)	58,066,665

		85,136,557

Office – 17.7%
161,105	Alexandria Real Estate Equities, Inc. (REIT)	16,379,545
402,707	Boston Properties, Inc. (REIT)	36,972,530
420,142	Brandywine Realty Trust (REIT)	7,533,146
890,086	Brookfield Properties Corp.	17,134,156
281,778	Corporate Office Properties Trust (REIT)(a)	8,876,007
324,339	Digital Realty Trust, Inc. (REIT)(a)	12,444,888
258,276	Douglas Emmett, Inc. (REIT)(a)	5,839,620
323,992	SL Green Realty Corp. (REIT)	30,280,292

		135,460,184

Other – 3.8%
316,022	American Tower Corp. Class A*	13,462,537
405,741	Gramercy Capital Corp. (REIT)(a)	9,863,564
209,236	iStar Financial, Inc. (REIT)	5,450,598

		28,776,699

Residential – 14.6%
625,507	American Campus Communities, Inc. (REIT)	16,794,863
259,871	Apartment Investment & Management Co. (REIT)	9,025,320
324,738	AvalonBay Communities, Inc. (REIT)(a)	30,570,835
274,414	Camden Property Trust (REIT)	13,213,034
566,563	Equity Residential Properties Trust (REIT)	20,662,553
220,814	Essex Property Trust, Inc. (REIT)	21,527,157

		111,793,762

Retail – 25.9%
143,314	Developers Diversified Realty Corp. (REIT)	5,487,493
258,769	Federal Realty Investment Trust (REIT)	21,257,873
254,030	General Growth Properties, Inc. (REIT)	10,460,955
963,752	Kimco Realty Corp. (REIT)	35,080,573
298,332	Regency Centers Corp. (REIT)	19,239,431
759,918	Simon Property Group, Inc. (REIT)	66,006,478
377,051	Taubman Centers, Inc. (REIT)	18,547,139
311,256	The Macherich Co. (REIT)(a)	22,117,851

		198,197,793

Self Storage – 3.0%
311,559	Public Storage, Inc. (REIT)	22,871,546

TOTAL COMMON STOCKS
(Cost $704,497,159)		$750,480,030

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.2%

JPMorgan Chase Euro – Time Deposit
$1,598,712	3.964%	01/02/08	$1,598,712
(Cost $1,598,712)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $706,095,871)			$752,078,742

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 8.6%

Boston Global Investment Trust – Enhanced Portfolio
65,764,600	4.941%	$65,764,600
(Cost $65,764,600)

TOTAL INVESTMENTS – 106.8%
(Cost $771,860,471)		$817,843,342

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.8%)		(52,120,417)

NET ASSETS – 100.0%		$765,722,925

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
December 31, 2007

Shares	Description	Value
Common Stocks – 97.8%

Australia – 15.8%
7,999,749	Abacus Property Group (REIT) (Diversified)	$12,201,421
11,210,020	Australand Property Group (REIT)(a) (Residential)	22,724,624
1,845,024	Australian Education Trust(a) (REIT) (Other)	2,551,702
2,543,776	DB RREEF Trust (REIT) (Diversified)	4,440,566
11,622,050	GPT Group (REIT) (Diversified)	40,905,418
5,994,898	ING Real Estate Community Living Group (REIT)(a) (Residential)	6,376,671
367,760	Lend Lease Corp. Ltd. (Other)	5,553,159
6,141,822	Thakral Holdings Group (REIT) (Hotels)	5,594,659
15,895,020	Tishman Speyer Office Fund (REIT)(b) (Office)	22,522,346
20,942,595	Valad Property Group (REIT) (Office)	23,582,040
2,700,306	Westfield Group (REIT) (Retail)	49,368,526

		195,821,132

Brazil – 4.3%
863,455	BR Malls Participacoes SA* (Retail)	11,642,090
1,311,364	Iguatemi Empresa de Shopping Centers SA (Retail)	21,364,919
482,945	MRV Engenharia e Participacoes SA* (Residential)	10,323,628
789,450	Multiplan Empreendimentos Imobiliarios SA* (Retail)	9,398,003

		52,728,640

Canada – 4.3%
638,210	Boardwalk Real Estate Investment Trust (REIT) (Residential)	28,808,203
1,268,809	Brookfield Properties Corp. (Office)	24,708,961

		53,517,164

China – 6.2%
10,418,000	Agile Property Holdings Ltd. (Diversified)	18,702,891
4,798,512	China Central Properties Ltd.* (Diversified)	6,678,032
12,570,000	China Overseas Land & Investment Ltd. (Diversified)	25,743,186
16,470,000	Shui On Land Ltd. (Diversified)	19,015,425
24,262,000	SRE Group Ltd. (Diversified)	6,101,815

		76,241,349

France – 8.8%
149,756	Fonciere des Regions (REIT) (Diversified)	18,988,066
379,399	Klepierre (REIT) (Retail)	19,391,717
433,230	Mercialys SA (REIT)(a) (Retail)	16,576,713
246,310	Unibail-Rodamco (REIT) (Diversified)	53,974,076

		108,930,572

Germany – 0.7%
8,147,151	Dawnay Day Sirius Ltd. (Office)	8,936,265

Hong Kong – 16.9%
6,548,000	Hang Lung Properties Ltd. (Retail)	29,256,817
3,776,000	Henderson Land Development Co. Ltd. (Diversified)	35,068,215
5,060,000	Hongkong Land Holdings Ltd. (Office)	24,782,387
3,547,023	Kerry Properties Ltd. (Diversified)	28,203,863
4,348,000	Sun Hung Kai Properties Ltd. (Diversified)	91,323,456

		208,634,738

India – 0.7%
10,059,000	Ascendas India Trust (REIT) (Office)	8,944,750

Japan – 20.9%
4,410	Japan Excellent, Inc. (REIT) (Office)	35,302,685
3,999	Kenedix Realty Investment Corp. (REIT) (Diversified)	26,420,631
3,604,000	Mitsubishi Estate Co. Ltd. (Diversified)	85,865,105
3,091,000	Mitsui Fudosan Co. Ltd. (Office)	66,661,902
3,945	New City Residence Investment Corp. (REIT) (Residential)	16,086,983
2,606	Nippon Commercial Investment Corp. (REIT) (Office)	11,496,126
668,000	Sumitomo Realty & Development Co. Ltd. (Office)	16,336,658

		258,170,090

Mexico – 2.0%
7,184,374	Urbi Desarrollos Urbanos SA de CV* (Residential)	24,816,149

Philippines – 2.1%
103,492,969	Megaworld Corp. (Diversified)	9,234,188
41,113,800	Robinsons Land Corp. (Diversified)	16,270,107

		25,504,295

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Poland – 0.2%
1,464,974	Dawnay Day Carpathian PLC (Retail)	$2,459,702

Singapore – 4.1%
8,198,000	Capitaland Ltd. (Residential)	35,271,100
6,788,000	CapitaMall Trust (REIT) (Retail)	16,094,966

		51,366,066

United Kingdom – 10.8%
1,844,903	British Land Co. PLC (REIT) (Diversified)	34,596,659
1,020,691	Derwent London PLC (REIT) (Office)	28,379,774
3,083,949	Great Portland Estates PLC (REIT) (Office)	28,734,876
528,789	Land Securities Group PLC (REIT) (Diversified)	15,846,444
3,628,714	Minerva PLC* (Office)	9,663,478
2,236,276	Unite Group PLC (Residential)	15,843,720

		133,064,951

TOTAL COMMON STOCKS
(Cost $1,224,831,217)		$1,209,135,863

	Interest	Maturity
Shares	Rate	Date	Value
Securities Lending Collateral(c) – 0.9%

Boston Global Investment Trust – Enhanced Portfolio
11,777,299	4.941%	01/02/08	$11,777,299
(Cost $11,777,299)

TOTAL INVESTMENTS – 98.7%
(Cost $1,236,608,516)			$1,220,913,162

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			15,767,666

NET ASSETS – 100.0%			$1,236,680,828

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

As a % of
Net Assets
Investments Industry Classifications†

Diversified	44.4%
Hotels	0.4
Office	25.1
Residential	13.0
Retail	14.2
Short-term Investments#	0.9
Other	0.7

TOTAL INVESTMENTS	98.7%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Schedule of Investments
December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) – 40.9%

AIG-FP Private Funding (Cayman) Ltd.
$13,800,000	4.725%	05/07/08	$23,641,610
1,500,000	4.755	11/17/08	2,021,239
1,000,000	4.755	11/17/08	1,348,813
1,200,000	4.755	11/17/08	1,648,565
1,500,000	4.755	11/17/08	1,854,667
1,600,000	4.755	11/17/08	1,980,612
1,500,000	4.798	01/14/09	1,696,963
1,700,000	4.988	01/14/09	1,657,632
Barclays Bank PLC
5,500,000	5.143	05/07/08	9,325,800
4,000,000	5.143	08/05/08	6,714,164
1,000,000	4.915	05/26/09	1,716,959
Commonwealth Bank of Australia Series A
13,000,000	4.811	05/01/08	22,394,178
40,000,000	4.784	12/22/08	42,744,136
Merrill Lynch & Co.
5,500,000	5.126	04/25/08	9,464,840
1,000,000	4.725	05/30/08	1,722,150
1,000,000	4.725	05/30/08	1,798,230
1,000,000	4.725	05/30/08	1,789,040
2,000,000	5.123	09/08/08	3,387,120
Morgan Stanley Capital Services
5,500,000	5.190	05/07/08	9,286,695
5,000,000	5.192	08/06/08	8,356,050

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $108,301,500)			$154,549,463

Corporate Bonds – 13.9%

Banks – 5.3%
ANZ Capital Trust(d)
$1,950,000	4.484%	01/29/49	$1,918,736
Greater Bay Bancorp
4,150,000	5.125	04/15/10	4,229,912
Independence Community Bank Corp.(a)
825,000	3.750	04/01/14	803,614
ING Capital Funding Trust III(a)
1,775,000	8.439	12/29/49	1,890,843
JPMorgan Chase & Co.
1,250,000	6.625	03/15/12	1,323,880
Mizuho JGB Investment LLC(a)(d)
1,900,000	9.870	12/29/49	1,917,351
Nordea Bank Sweden AB(a)(d)
1,410,000	8.950	11/29/49	1,517,875
Royal Bank of Scotland Group PLC ADR
175,000	9.118	12/31/49	187,084
Santander Central Hispano Issuances Ltd.
1,725,000	7.625	11/03/09	1,810,366
Sovereign Bank(a)
700,000	4.375	08/01/13	695,907
Wachovia Corp.
2,000,000	5.300	10/15/11	2,017,229
Washington Mutual, Inc.
1,900,000	5.500	08/24/11	1,691,000

			20,003,797

Brokerage – 1.5%
Bear Stearns Companies, Inc.
2,000,000	5.850	07/19/10	1,987,588
Lehman Brothers Holdings, Inc.
1,000,000	5.170 (a)	05/25/10	961,276
2,600,000	6.000	07/19/12	2,647,408

			5,596,272

Communications – 0.5%
GTE Corp.
900,000	7.510	04/01/09	927,424
Time Warner Cable, Inc.
1,025,000	5.400	07/02/12	1,027,060

			1,954,484

Consumer Cyclical – 0.5%
Daimler Finance North America LLC(a)
1,925,000	5.541	03/13/09	1,911,627

Consumer Noncyclical – 0.3%
Altria Group, Inc.
1,250,000	5.625	11/04/08	1,257,093

Electric – 0.3%
Mid American Energy Holdings Co.
950,000	5.650	07/15/12	984,507

Financial Companies – 3.0%
American General Finance Corp.
3,075,000	4.000	03/15/11	2,872,766
Countrywide Home Loans, Inc.
2,075,000	4.000	03/22/11	1,504,375
General Electric Capital Corp.
4,025,000	4.125	09/01/09	4,008,709
Household Finance Corp.
925,000	7.000	05/15/12	995,089
HSBC Finance Corp.
1,800,000	8.000	07/15/10	1,937,145

			11,318,084

Insurance – 1.2%
Mony Group, Inc.
1,450,000	8.350	03/15/10	1,568,150
Prudential Financial, Inc.
1,975,000	5.800	06/15/12	2,024,008
ZFS Finance USA Trust I(a)(d)
1,000,000	6.150	12/15/65	967,946

			4,560,104

REITs – 1.3%
Camden Property Trust
1,175,000	4.375	01/15/10	1,152,540
Colonial Realty LP
2,000,000	4.750	02/01/10	1,975,534

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

REITs – (continued)
Westfield Capital Corp. Ltd.(d)
$2,025,000	4.375%	11/15/10	$1,975,766

			5,103,840

TOTAL CORPORATE BONDS
(Cost $52,907,337)			$52,689,808

Mortgage-Backed Obligations – 24.2%

Adjustable Rate FHLMC(a) – 1.7%
$6,382,771	5.223%	01/01/37	$6,431,144

Adjustable Rate Non-Agency(a) – 6.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
304,395	4.990	04/25/35	300,275
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
520,816	4.457	04/25/34	517,223
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
1,188,011	5.072	06/25/35	1,176,680
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
2,000,000	4.650	10/25/35	1,978,289
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
2,699,061	5.165	08/25/35	2,591,897
Countrywide Alternative Loan Trust Series 2005-38, Class A1
384,174	6.288	09/25/35	336,655
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
3,190,042	5.118	11/20/35	2,982,897
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
867,396	4.854	04/20/35	865,477
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
408,067	4.556	11/20/34	405,312
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
1,725,235	4.901	08/20/35	1,695,563
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
182,349	4.750	12/25/34	181,475
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
548,955	5.376	08/25/35	546,171
Luminent Mortgage Trust Series 2006-5 Class A1A
698,428	5.055	07/25/36	658,805
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
3,984,939	6.495	11/25/37	3,977,128
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,184,574	5.788	01/25/46	1,131,205
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
586,588	4.380	05/25/34	579,045
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
246,561	5.250	09/25/34	243,470
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
1,020,176	5.450	11/25/34	1,013,413
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
734,120	4.243	06/25/34	727,007
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,961,533	5.185	08/25/45	2,836,835

			24,744,822

CMBS – 3.2%
Sequential Fixed Rate – 2.4%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
2,000,000	5.414	09/10/47	2,013,872
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3
2,000,000	5.467	09/15/39	2,017,469
First Union National Bank Commercial Mortgage Series 2000-C2, Class A2
2,959,188	7.202	10/15/32	3,097,366
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3
2,000,000	5.347	11/15/38	2,003,035

			9,131,742

Adjustable Rate Non-Agency(a) – 0.8%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
2,000,000	5.910	03/15/49	2,067,854
Morgan Stanley Capital I Series 2005-HQ7, Class A4
1,000,000	5.204	11/14/42	1,004,683

			3,072,537

TOTAL CMBS			12,204,279

CMOs – 1.5%
Interest Only(a)(d) – 0.0%
FNMA Series 2005-105, Class IH A(f)
660,492	0.000	11/25/33	20,107

Floater(a) – 0.2%
FHLMC Series 2007-3305, Class KL(e)
184,497	0.000	05/15/37	186,008
FHLMC Series 2007 3320, Class CL(e)
184,497	0.000	05/15/37	191,075
FNMA Series 2007-35, Class XS(e)
180,396	0.000	04/25/37	186,981

			567,064

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Schedule of Investments (continued)
December 31, 2007

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Planned Amortization Class – 1.3%
FHLMC Series 2005-2911, Class BU
$5,000,000	5.000%	09/15/23	$5,008,022

TOTAL CMOs
(Cost $5,586,060)			$5,595,193

FHLMC – 0.3%
1,000,000	7.000	11/01/37	1,039,338

FNMA – 10.9%
2,590,394	4.000	08/01/13	2,570,547
292,211	4.000	10/01/13	289,888
338,203	4.000	05/01/14	335,098
2,012,259	4.000	06/01/14	1,993,472
1,487,391	4.000	12/01/14	1,472,006
1,934,404	4.000	02/01/15	1,914,067
3,183,031	4.000	03/01/15	3,148,319
12,116,178	5.500	06/01/20	12,299,368
126,053	7.000	10/01/35	131,070
159,845	6.500	09/01/36	164,338
34,829	7.000	09/01/36	36,218
197,752	6.500	10/01/36	203,310
140,007	6.500	11/01/36	143,943
667,881	7.000	12/01/36	694,521
808,586	7.000	03/01/37	840,772
2,881,401	7.000	04/01/37	2,995,872
163,727	7.000	06/01/37	170,214
31,989	7.000	08/01/37	33,265
2,463,625	6.500	10/01/37	2,532,490
9,000,000	7.000	TBA-30yr(g )	9,360,000

			41,328,778

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $90,633,987)			$91,343,554

Asset-Backed Securities – 1.3%

Home Equity – 1.3%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
$1,415,589	5.865%	10/25/37	$1,394,355
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
430,000	6.115	10/25/37	409,575
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
800,000	6.315	10/25/37	728,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
390,184	7.000	09/25/37	385,550
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
387,480	7.000	09/25/37	382,879
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(a)
1,542,758	6.149	11/20/36	1,486,833

TOTAL ASSET-BACKED SECURITIES
(Cost $4,967,470)			$4,787,192

U.S. Treasury Obligations – 0.6%

United States Treasury Bonds
$300,000	4.500%	02/15/36	$301,623
United States Treasury Notes†
1,700,000	4.750	08/15/17	1,795,353

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,006,920)			$2,096,976

Short-Term Obligations – 21.0%

Commercial Paper(d) – 5.0%
Amstel Funding Corp.
$2,700,000	5.807%	01/16/08	$2,693,064
Atlantic Asset Securitization Corp.
2,700,000	5.826	01/15/08	2,693,475
Chariot Funding LLC
2,700,000	5.777	01/16/08	2,693,100
Clipper Receivables Co. LLC
2,700,000	6.060	01/17/08	2,692,312
Falcon Asset Securitization Co. LLC
2,700,000	5.777	01/16/08	2,693,100
Galleon Capital LLC
2,700,000	6.060	01/17/08	2,692,312
Three Pillars Funding
2,700,000	5.827	01/16/08	2,693,040

			18,850,403

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligations – (continued)

Time Deposit – 16.0%
JPMorgan Chase Euro – Time Deposit
$60,501,216	3.964%	01/02/08	$60,501,216

TOTAL SHORT-TERM OBLIGATIONS
(Cost $79,354,689)			$79,351,619

TOTAL INVESTMENTS – 101.9%
(Cost $338,171,903)			$384,818,612

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%			(7,085,841)

NET ASSETS – 100.0%			$377,732,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

†	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(b)	Security is linked to the S&P GSCI Total Return Index (“the Index”). The Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.

(c)	The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser. Total market value of Rule 144A securities amounts to $184,816,641, which represents approximately 48.9% of net assets as of December 31, 2007.

(e)	Security is issued with a zero coupon, and interest is contingent upon LIBOR reaching a predetermined level.

(f)	Security is issued with a zero coupon, and interest is contingent upon 10 Year Treasury Yield reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $9,360,000 which represents approximately 2.5% of net assets as of December 31, 2007.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CMBS	—	Collateralized Mortgage-Backed Securities
CMO	—	Collateralized Mortgage Obligations
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Schedule of Investments (continued)
December 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At December 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	309	March 2008	$73,978,463	$149,698
Eurodollars	5	September 2008	1,206,375	16,072
Eurodollars	(2)	June 2008	(481,275)	(332)
Eurodollars	5	December 2008	1,207,875	17,947
Eurodollars	5	March 2009	1,207,875	18,480
Eurodollars	5	June 2009	1,206,375	17,793
Eurodollars	(2)	September 2009	(481,750)	(1,157)
Eurodollars	(2)	December 2009	(480,900)	(1,210)
U.S. Treasury Bonds	(189)	March 2008	(21,994,875)	185,731
2 Year U.S. Treasury Notes	(292)	March 2008	(61,393,000)	(165,271)
5 Year U.S. Treasury Notes	21	March 2008	2,315,906	16,697
10 Year U.S. Treasury Notes	257	March 2008	29,141,391	970,835
30 Days Federal Fund	40	February 2008	15,997,946	1,531

TOTAL			$41,430,406	$1,226,814

SWAP CONTRACTS — At December 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments made
	Amount	Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)(a)	Date	the Fund	the Fund	the Fund	Gain (Loss)

Bear Stearns & Co., Inc.	$8,600	6/18/15	3 Month LIBOR	5.000%	$(244,024)	$(28,999)
	4,400	6/18/18	3 Month LIBOR	5.000	(54,355)	(48,079)
	4,300	6/18/28	5.250%	3 Month LIBOR	68,369	67,259
Deutsche Bank Securities, Inc.	8,510	11/17/10	3 Month LIBOR	4.315	—	(86,346)
	2,980	12/24/10	3 Month LIBOR	3.780	—	1,573
	2,170	12/29/10	3 Month LIBOR	3.868	—	(2,084)
	1,530	12/29/10	3 Month LIBOR	4.000	—	(5,190)
	25,100	6/18/15	3 Month LIBOR	5.000	(762,073)	(34,773)
	7,500	11/17/15	4.920	3 Month LIBOR	—	157,142
	2,600	12/24/15	4.520	3 Month LIBOR	—	(9,922)
	1,900	12/29/15	4.630	3 Month LIBOR	—	4,537
	1,300	12/29/15	4.745	3 Month LIBOR	—	11,705
	2,090	11/17/38	3 Month LIBOR	5.309	—	(75,619)
	710	12/24/38	3 Month LIBOR	5.011	—	6,953
	520	12/29/38	3 Month LIBOR	5.121	—	(3,417)
	370	12/29/38	3 Month LIBOR	5.215	—	(7,582)
J.P. Morgan Securities, Inc.	6,500	6/18/18	5.000	3 Month LIBOR	145,361	5,962
	6,500	6/18/28	3 Month LIBOR	5.250	(257,911)	52,893

TOTAL					$(1,104,633)	$6,012

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2007.
LIBOR—London Interbank Offered Rate
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS(a)

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain

Banc of America Securities LLC	$1,000	05/30/08	$20,930
Citibank NA	1,000	05/30/08	19,170

TOTAL			$40,100

(a)	The Fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Schedule of Investments (continued)
December 31, 2007
ADDITIONAL INVESTMENT INFORMATION (continued)
GOLDMAN SACHS SPECIALTY FUNDS
Statements of Assets and Liabilities
December 31, 2007

	U.S. Equity
	Dividend and	Tollkeeper
	Premium Fund	Fund

Assets:

Investment in securities of unaffiliated issuers, at value (identified cost $365,484,473, $273,327,342, $286,536,969, $706,095,871, $1,195,030,719 and $338,171,903, respectively)(a)	$352,364,559	$359,633,899
Investment in securities of affiliated issuers, at value (identified cost $29,800,498 International Real Estate Securities only)	—	—
Securities lending collateral, at value which equals cost	—	39,356,750
Cash	—	—
Foreign currencies, at value (identified cost $1,144,217 International Real Estate Securities only)	—	—
Receivables:
Investment securities sold, at value	1,815,771	3,620
Dividends and interest, at value	735,738	79,015
Fund shares sold	559,855	2,125,788
Due from broker(b)	69,305	—
Reimbursement from investment adviser	14,860	460
Foreign tax reclaims, at value	—	1,021
Securities lending income	—	50,882
Swap contracts, at value (includes upfront payments made of $213,730 Commodity Strategy only)	—	—
Other assets	2,525	—

Total assets	355,562,613	401,251,435

Liabilities:

Due to custodian	9,143,271	—
Payables:
Payable upon return of securities loaned	—	39,356,750
Written options, at value (premium received $3,545,600 U.S. Equity and Dividend Premium only)	3,560,000	—
Fund shares repurchased	3,027,585	1,282,930
Investment securities purchased, at value	—	—
Amounts owed to affiliates	342,150	519,089
Due to broker — variation margin, at value	—	—
Swap contracts, at value (includes upfront payments received of $1,318,363 Commodity Strategy only)	—	—
Accrued expenses and other liabilities	105,198	235,678

Total liabilities	16,178,204	41,394,447

Net Assets:

Paid-in capital	352,419,354	1,624,303,512
Accumulated undistributed (distributions in excess of) net investment income (loss)	—	631,690
Accumulated net realized gain (loss) on investment, futures, swaps, foreign currency related transactions and written options	(142,646)	(1,351,384,850)
Net unrealized gain (loss) on investments, futures, swaps, written options and translation of assets and liabilities denominated in foreign currencies	(12,892,299)	86,306,636

NET ASSETS	$339,384,409	$359,856,988

Net Assets:
Class A	$240,787,405	$194,603,994
Class B	—	78,492,895
Class C	16,208,938	61,640,767
Institutional	82,388,066	23,678,657
Service	—	1,440,675
Class R	—	—
Class IR	—	—

Shares outstanding:
Class A	23,278,453	16,896,906
Class B	—	7,255,004
Class C	1,565,486	5,700,999
Institutional	7,965,892	1,988,179
Service	—	125,797
Class R	—	—
Class IR	—	—

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	32,809,831	31,966,885

Net asset value, offering and redemption price per share:(c)
Class A	$10.34	$11.52
Class B	—	10.82
Class C	10.35	10.81
Institutional	10.34	11.91
Service	—	11.45
Class R	—	—
Class IR	—	—

(a)	Includes loaned securities having a market value of $38,335,420, $6,238,845, $64,810,671 and $11,211,698 for the Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities and International Real Estate Securities Funds, respectively.
(b)	Includes restricted cash of $1,145,000 on deposit with the swap counterparty as collateral for the Commodity Strategy Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities and International Real Estate Securities Funds, and Class A Shares of Commodity Strategy Fund (NAV per share multiplied by 1.0471) is $10.94, $12.19, $12.17, $16.40, $11.48 and $12.80, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Structured		International
Tax-Managed	Real Estate	Real Estate	Commodity
Equity Fund	Securities Fund	Securities Fund	Strategy Fund

$355,976,649	$752,078,742	$1,186,613,517	$384,818,612
—	—	22,522,346	—
6,471,250	65,764,600	11,777,299	—
29,000	—	—	53,459
—	—	1,156,150	—
—	16,014,368	66,173,560	108,729
488,984	7,945,469	5,461,294	1,371,195
671,487	4,939,622	4,125,242	1,016,386
—	—	—	1,145,000
38,191	88,277	7,017	68,867
—	—	549,569	—
11,198	73,039	18,144	—
—	—	—	508,960
955	2,710	7,634	230,689

363,687,714	846,906,827	1,298,411,772	389,321,897

—	—	17,766,660	—
6,471,250	65,764,600	11,777,299	—
—	—	—	—
1,199,332	14,457,550	30,280,182	346,574
—	—	62,373	9,310,312
347,877	855,343	1,472,238	191,039
42,456	—	—	59,589
—	—	—	1,567,481
104,033	106,409	372,192	114,131

8,164,948	81,183,902	61,730,944	11,589,126

354,132,896	692,051,388	1,352,177,122	313,683,413
83,104	2,872,264	(56,576,063)	88,859
(68,127,202)	24,816,402	(43,318,152)	16,040,864
69,433,968	45,982,871	(15,602,079)	47,919,635

$355,522,766	$765,722,925	$1,236,680,828	$377,732,771

$241,191,636	$317,273,835	$599,660,348	$86,648,360
20,009,800	12,073,537	—	—
30,007,927	16,064,642	16,998,627	683,622
63,913,192	413,030,069	620,012,477	290,379,643
400,211	7,261,779	—	—
—	9,530	—	10,571
—	9,533	9,376	10,575

20,981,904	20,471,772	55,282,120	7,089,573
1,802,227	778,626	—	—
2,712,133	1,047,533	1,574,481	56,042
5,465,440	26,457,362	57,182,081	23,692,512
34,842	465,861	—	—
—	615	—	866
—	615	867	866

30,996,546	49,222,384	114,039,549	30,839,859

$11.50	$15.50	$10.85	$12.22
11.10	15.51	—	—
11.06	15.34	10.80	12.20
11.69	15.61	10.84	12.26
11.49	15.59	—	—
—	15.50	—	12.21
—	15.50	10.81	12.21

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Operations
For the period ended December 31, 2007

	U.S. Equity
	Dividend and	Tollkeeper
	Premium Fund	Fund

Investment Income:

Dividends from unaffiliated issuers(a)	$12,315,568	$1,203,027
Dividends from affiliated issuer	—	—
Interest (including securities lending income of $0, $297,597, $172,024, $231,304, $655,173 and $0, respectively)	716,300	554,785

Total investment income	13,031,868	1,757,812

Expenses:

Management fees	2,577,585	3,042,164
Distribution and Service fees(d)	755,178	1,858,692
Transfer agent fees(d)	530,860	548,847
Professional fees	79,060	76,605
Custody and accounting fees	41,069	38,599
Registration fees	34,082	39,072
Trustee fees	15,970	15,970
Shareholder proxy meeting expense	16,468	174,805
Printing fees	10,000	71,925
Amortization of offering costs	—	—
Service share fees — Service Plan	—	880
Service share fees — Shareholder Administration Plan	—	880
Other	32,009	191,856

Total expenses	4,092,281	6,060,295

Less — expense reductions	(38,693)	(255,472)

Net expenses	4,053,588	5,804,823

NET INVESTMENT INCOME (LOSS)	8,978,280	(4,047,011)

Realized and unrealized gain (loss) from investment, futures, swaps, written options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $42,109 Tollkeeper Fund only)	19,971,727	47,855,599
Investment transactions — affiliated issuers	—	—
Futures transactions	625,700	—
Written options	2,512,460	—
Swap contracts	—	—
Foreign currency related transactions	—	(207)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(24,951,390)	30,996,679
Investments — affiliated issuers	—	—
Futures transactions	269,977	—
Written options	(263,700)	—
Swap contracts	—	—
Foreign currency related transactions	—	79

Net realized and unrealized gain (loss) on investment, futures, swaps, written options and foreign currency related transactions:	(1,835,226)	78,852,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,143,054	$74,805,139

(a)	For the Tollkeeper, Real Estate Securities and International Real Estate Securities Funds, foreign taxes withheld on dividends were $440, $118,789 and $2,630,279, respectively.
(b)	Commenced operations on March 30, 2007.
(c)	Commenced operations on November 30, 2007.
(d)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees

Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class R(c)	Class IR(c)

U.S. Equity Dividend and Premium	$622,463	$—	$132,715	$—	$473,075	$—	$25,216	$32,569	$—	$—	$—
Tollkeeper	329,677	974,278	554,737	—	250,556	185,113	105,400	7,637	141	—	—
Structured Tax-Managed Equity	555,262	234,289	312,183	—	422,002	44,515	59,315	29,736	173	—	—
Real Estate Securities	1,086,634	197,062	236,629	4	825,847	37,442	44,960	214,596	4,179	1	1
International Real Estate Securities	1,571,618	—	115,437	—	1,194,438	—	21,933	231,537	—	1	—
Commodity Strategy	111,716	—	1,271	4	60,947	—	166	62,725	—	1	1
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Structured		International
Tax-Managed	Real Estate	Real Estate	Commodity
Equity Fund	Securities Fund	Securities Fund	Strategy Fund(b)

$5,454,064	$21,223,957	$29,888,566	$—
—	—	1,895,562	—
697,553	912,350	2,125,977	6,732,438

6,151,617	22,136,307	33,910,105	6,732,438

2,462,738	10,179,280	12,807,688	1,008,133
1,101,734	1,520,329	1,687,055	112,991
555,741	1,127,026	1,447,909	123,840
73,168	85,476	100,412	100,748
30,749	54,900	506,565	18,508
63,073	87,723	75,277	43,455
15,970	15,970	15,970	10,398
20,646	91,629	66,826	20,298
71,500	100,277	114,993	29,014
—	—	107,217	177,157
1,085	26,121	—	—
1,085	26,121	—	—
42,128	107,620	85,833	28,698

4,439,617	13,422,472	17,015,745	1,673,240

(472,520)	(431,038)	(500,374)	(319,136)

3,967,097	12,991,434	16,515,371	1,354,104

2,184,520	9,144,873	17,394,734	5,378,334

(29,634,611)	157,525,475	(10,828,567)	21,210,898
—	—	(834,497)	—
(1,277,763)	—	—	(3,363,393)
—	—	—	—
—	—	—	(1,768,066)
—	—	(832,759)	—
18,888,193	(333,239,747)	(77,419,604)	46,646,709
—	—	(7,278,152)	—
(12,847)	—	—	1,226,814
—	—	—	—
—	—	—	46,112
—	—	84,455	—

(12,037,028)	(175,714,272)	(97,109,124)	63,999,074

$(9,852,508)	$(166,569,399)	$(79,714,390)	$69,377,408

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Changes in Net Assets

			Tollkeeper Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	U.S. Equity Dividend	and Premium Fund

	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

From operations:

Net investment income (loss)	$8,978,280	$4,388,739	$(4,047,011)	$(4,499,148)
Net realized gain (loss) from investment, options, futures, swaps, written options and foreign currency related transactions	23,109,887	5,720,560	47,855,392	3,703,499
Payment by affiliates to reimburse certain security claims	—	—	—	—
Net change in unrealized gain (loss) on investments, options, futures, swaps, written options and translation of assets and liabilities denominated in foreign currencies	(24,945,113)	11,116,224	30,996,758	33,560,121

Net increase (decrease) in net assets resulting from operations	7,143,054	21,225,523	74,805,139	32,764,472

Distributions to shareholders:

From net investment income
Class A Shares	(6,552,338)	(3,336,695)	—	—
Class B Shares	—	—	—	—
Class C Shares	(261,027)	(87,084)	—	—
Institutional Shares	(2,477,733)	(1,005,928)	—	—
Service Shares	—	—	—	—
Class R Shares(c)	—	—	—	—
Class IR Shares(c)	—	—	—	—
From net realized gains
Class A Shares	(15,392,544)	(4,338,099)	—	—
Class B Shares	—	—	—	—
Class C Shares	(1,011,041)	(183,039)	—	—
Institutional Shares	(5,828,796)	(1,200,953)	—	—
Service Shares	—	—	—	—
Class R Shares(c)	—	—	—	—
Class IR Shares(c)	—	—	—	—
From tax return of capital
Class A Shares	—	(164,752)	—	—
Class C Shares	—	(6,503)	—	—
Institutional Shares	—	(45,524)	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	(31,523,479)	(10,368,577)	—	—

From share transactions:

Net proceeds from sales of shares	215,060,704	201,061,990	80,338,753	35,177,801
Proceeds received in connection with merger	—	—	55,815,600	—
Reinvestments of dividends and distributions	25,867,723	8,156,917	—	—
Cost of shares repurchased	(116,721,135)	(24,307,028)	(120,328,914)	(114,406,280)

Net increase (decrease) in net assets resulting from share transactions	124,207,292	184,911,879	15,825,439	(79,228,479)

NET INCREASE (DECREASE)	99,826,867	195,768,825	90,630,578	(46,464,007)

Net assets:

Beginning of period	239,557,542	43,788,717	269,226,410	315,690,417

End of period	$339,384,409	$239,557,542	$359,856,988	$269,226,410

Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$588	$631,690	$20,219

(a)	Commenced operations on July 31, 2006.
(b)	Commenced operations on March 30, 2007.
(c)	Commenced operations on November 30, 2007.
(d)	Net of $23,447 and $4,396 of redemption fees remitted to the International Real Estate Securities and Commodity Strategy Funds, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

							Commodity
Structured Tax-Managed Equity Fund		Real Estate Securities Fund		International Real Estate Securities Fund			Strategy Fund

For the	For the	For the	For the	For the		For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended	Period Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007		December 31, 2006(a)	December 31, 2007(b)

$2,184,520	$1,295,854	$9,144,873	$10,771,894	$17,394,734		$2,060,408	$5,378,334
(30,912,374)	5,298,634	157,525,475	77,685,003	(12,495,823)		2,191,413	16,079,439
—	—	—	—	—		348,802	—
18,875,346	19,264,476	(333,239,747)	169,367,298	(84,613,301)		69,011,222	47,919,635

(9,852,508)	25,858,964	(166,569,399)	257,824,195	(79,714,390)		73,611,845	69,377,408

(1,511,943)	(791,490)	(6,229,091)	(5,923,884)	(48,798,088)		(2,082,904)	(1,121,710)
—	—	(155,449)	(222,993)	—		—	—
(23,481)	—	(202,112)	(234,729)	(1,168,464)		(4,604)	(3,369)
(570,805)	(518,202)	(9,210,465)	(8,295,965)	(49,301,810)		(3,001,383)	(4,273,693)
(1,971)	(1,198)	(133,196)	(126,762)	—		—	—
—	—	—	—	—		—	(58)
—	—	—	—	(651)		—	(62)
—	—	(57,123,852)	(27,365,553)	(2,445,162)		—	—
—	—	(2,117,316)	(1,490,410)	—		—	—
—	—	(2,833,437)	(1,629,692)	(64,287)		—	—
—	—	(70,767,606)	(33,328,751)	(2,312,600)		—	—
—	—	(1,213,370)	(775,676)	—		—	—
—	—	(1,612)	—	—		—	—
—	—	(1,612)	—	(34)		—	—
(684,590)	—	—	—	—		—	—
(10,632)	—	—	—	—		—	—
(258,453)	—	—	—	—		—	—
(892)	—	—	—	—		—	—

(3,062,767)	(1,310,890)	(149,989,118)	(79,394,415)	(104,091,096)		(5,088,891)	(5,398,892)

213,031,376	130,365,061	364,175,276	342,618,244	1,167,346,815		568,994,487	326,816,823
—	—	—	—	—		—	—
2,514,564	936,690	135,996,871	71,091,143	95,008,177		4,898,199	5,265,236
(101,692,109)	(43,692,168)	(480,532,473)	(227,124,880)	(473,956,717	)(d)	(10,327,601)	(18,327,804	)(d)

113,853,831	87,609,583	19,639,674	186,584,507	788,398,275		563,565,085	313,754,255

100,938,556	112,157,657	(296,918,843)	365,014,287	604,592,789		632,088,039	377,732,771

254,584,210	142,426,553	1,062,641,768	697,627,481	632,088,039		—	—

$355,522,766	$254,584,210	$765,722,925	$1,062,641,768	$1,236,680,828		$632,088,039	$377,732,771

$83,104	$6,784	$2,872,264	$1,890,682	$(56,576,063)		$(3,075,313)	$88,859

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements
December 31, 2007
1. ORGANIZATION
The Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Commodity Strategy Fund (which commenced operations on March 30, 2007) (collectively, the “Funds” or individually a “Fund”). The U.S. Equity Dividend and Premium Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional Shares. The Tollkeeper Fund and Structured Tax-Managed Equity Fund are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service Shares. The Real Estate Securities Fund is a non-diversified portfolio offering seven classes of shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares. The International Real Estate Securities Fund is a non-diversified portfolio offering four classes of shares — Class A, Class C, Institutional and Class IR Shares. The Commodity Strategy Fund is a non-diversified portfolio offering five classes of shares — Class A, Class C, Institutional, Class R and Class IR Shares.
     Class R Shares of the Real Estate Securities and Commodity Strategy Funds and Class IR Shares of the Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds commenced operations on November 30, 2007.
     Class A Shares of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities and International Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares of Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class Shares of the Funds and Service Class Shares of Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds are not subject to a sales charge. Class R Shares of the Real Estate Securities and Commodity Strategy Funds are not subject to a sales charge. Class IR Shares of the Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but are not limited to, corporate actions or events, market disruptions or governmental actions.
     In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector, significant fluctuations in foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation, and regulatory news such as governmental approvals.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds which are subject to such tax.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution

Fund	Declared	Paid	Declared	Paid

U.S. Equity Dividend and Premium, Real Estate Securities and Commodity Strategy	Quarterly	Quarterly	Annually	Annually

International Real Estate Securities	Semi-Annually	Semi-Annually	Annually	Annually

Tollkeeper and Structured Tax-Managed Equity	Annually	Annually	Annually	Annually

     Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the U.S. Equity Dividend and Premium, Structured Tax-Managed Equity, Commodity Strategy, Real Estate Securities and International Real Estate Securities Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
     The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate or deliver cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Futures contracts, written options and forward commitments represent examples of such transactions. As a result of

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
H. Offering Costs — Offering costs paid in connection with the offering of shares of the Commodity Strategy Funds are amortized on a straight line basis over 12 months from the date of the commencement of operations.
I. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options are valued at the last settlement price, or in the absence of a sale, the last ask price, at the end of each day on the board of trade or exchange upon which they are traded. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss from the sale of the underlying security, and the option is extinguished. When a written call option is exercised, the Funds realize a gain or loss on the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Purchased options are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
     The U.S. Equity Dividend and Premium Fund invests a portion of its portfolio in written options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the U.S. Equity Dividend and Premium Fund writes (sells) S&P 500 Index or related ETF call options, it receives cash but limits its opportunity to profit from an increase in the market value of the S&P 500 Index or related ETF beyond the exercise price (plus the premium received) of the option. In a rising market, the U.S. Equity Dividend and Premium Fund could significantly under perform the market. The U.S. Equity Dividend and Premium Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
enhance return in declining markets, but the U.S. Equity Dividend and Premium Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its net asset value.
K. Commodity Linked Structured Notes — The Commodity Strategy Fund may invest in structured notes whose values are based on the price movements of a commodity index. Commodity linked structured notes are valued by the counterparties as approved by the Trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These structured notes are subject to prepayment, credit and interest rate risks. The current contracts held by the Fund have a mandatory put feature if the underlying index declines from entrance date by the amount noted in the agreement. The Commodity Strategy Fund has the option to request prepayment from the issuer at any time. Interest payments received are recorded as net realized gains in the Statements of Operations. At maturity, or when a note is sold, the Fund records a realized gain or loss.
L. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gain on the Statements of Operations.
M. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Funds’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon settlement date of the security sold.

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
N. Redemption Fees — Redemption fees are reimbursed to the International Real Estate Securities and Commodity Strategy Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis.
3. AGREEMENTS
A. Management Agreements — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the year ended December 31, 2007, GSAM received a Management fee at the following annual rates:

	Contractual Management Rate				Effective Net
					Management
	Up to	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.75%	0.75%

Tollkeeper	1.00	0.90	0.86	1.00	1.00

Structured Tax-Managed Equity	0.70	0.63	0.60	0.70	0.65*

Real Estate Securities	1.00	0.90	0.86	1.00	1.00

International Real Estate Securities	1.05	1.05	0.95	1.05	1.03*

Commodity Strategy	0.50	0.50	0.45	0.50	0.50

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective fee of 0.65% and 1.03% as an annual percentage rate of average daily net assets of the Structured Tax-Managed Equity and International Real Estate Securities Funds, respectively, for the year ended December 31, 2007.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services which may not exceed, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of the Funds’ average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

U. S. Equity Dividend and Premium	$34,900	N/A	$—

Tollkeeper	26,600	$1,200	1,900

Structured Tax-Managed Equity	93,300	—	—

Real Estate Securities	97,800	100	100

International Real Estate Securities	152,500	N/A	200

Commodity Strategy	9,200	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     Effective July 2, 2007, Goldman Sachs reduced the transfer agent fee on the Commodity Strategy Fund from an annual rate of 0.16% to an annual rate of 0.13% of the average daily net assets for Class A, Class C, Class R and Class IR shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Other Expense limitations for the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities, International Real Estate Securities, and Commodity Strategy Funds as an annual percentage rate of average daily net assets were 0.054%, 0.064%, 0.004%, 0.004%, 0.064%, and 0.044%, respectively.
     For the year ended December 31, 2007, GSAM has voluntarily waived certain Management fees and agreed to reimburse certain other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the

GOLDMAN SACHS SPECIALTY FUNDS

3. AGREEMENTS (continued)
transfer agent resulting in a reduction in the Funds’ expenses. For the fiscal year ended December 31, 2007, these expense reductions were as follows (in thousands):

			Expense Credits

				Transfer	Total
	Management	Other Expense	Custody	Agent	Expense
Fund	Fee Waiver	Reimbursement	Fee	Fee	Reductions

U. S. Equity Dividend and Premium	$—	$27	$1	$11	$39

Tollkeeper	—	239	3	13	255

Structured Tax-Managed Equity	178	282	1	12	473

Real Estate Securities	—	406	1	24	431

International Real Estate Securities	252	225	—	23	500

Commodity Strategy	—	319	—	—	319

     As of December 31, 2007, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

U.S. Equity Dividend and Premium	$228	$67	$47	$342

Tollkeeper	302	163	54	519

Structured Tax-Managed Equity	202	96	50	348

Real Estate Securities	685	96	74	855

International Real Estate Securities	1,179	159	134	1,472

Commodity Strategy	154	1	36	191

     All classes of the International Real Estate Securities and Commodity Strategy Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in- first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2007 were as follows:

			Sales and
		Purchases	Maturities	Sales and Maturities
	Purchases of U.S.	(Excluding U.S.	of U.S. Government	(Excluding U.S.
	Government and Agency	Government and	and Agency	Government and
Fund	Obligations	Agency Obligations)	Obligations	Agency Obligations)

U.S. Equity Dividend and Premium	$—	$300,788,238	$—	$173,780,071

Tollkeeper	—	211,108,699	—	212,430,824

Structured Tax-Managed Equity	—	359,134,454	—	247,415,404

Real Estate Securities	—	423,019,310	—	511,445,716

International Real Estate Securities	—	1,701,224,540	—	1,007,104,835

Commodity Strategy	4,588,641	267,336,549	2,653,301	167,886,019

     For the year ended December 31, 2007, Goldman Sachs and its affiliates earned approximately $17,600, $700, $12,900, $3,500 and $15,000 of brokerage commissions from portfolio transactions, including futures (executed with Goldman Sachs as the Futures Commission Merchant) and written options transactions on behalf of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, International Real Estate Securities, and Commodity Strategy Funds, respectively.
     An investment by the Fund of at least 5% of the voting securities of an issuer results in that issuer becoming an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust.
     The following table provides information about the investments by the International Real Estate Securities Fund in shares of an issuer of which the Trust is an affiliate for the year ended December 31, 2007.

Value at
	Number of Shares			Number of Shares	End of	Dividend
	Held Beginning of	Shares Bought	Shares Sold	Held End of Year	Year	Income
Name of Affiliated Issuer	Year (in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)

Tishman Speyer Office Fund	—	20,308	4,413	15,895	$22,522	$1,896

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market

GOLDMAN SACHS SPECIALTY FUNDS

5. SECURITIES LENDING (continued)
instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations. The U.S. Equity Dividend and Premium and the Commodity Strategy Funds do not participate in the securities lending program.
     The table below details securities lending activity as of, and for the year ended December 31, 2007:

	Earnings of BGA	Earnings Received by	Amount Payable to
	Relating to	the Funds From Lending	Goldman Sachs Upon
	Securities Loaned	to Goldman Sachs for	Return of Securities
	for the year ended	the year ended	Loaned as of
Fund	December 31, 2007	December 31, 2007	December 31, 2007

Tollkeeper	$36,044	$53,128	$2,675,000

Structured Tax-Managed Equity	19,992	62,850	2,649,750

Real Estate Securities	27,424	9,611	10,368,575

International Real Estate Securities	77,257	161,429	—

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Funds did not have any borrowings under the facility.
7. PORTFOLIO CONCENTRATIONS
The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.
     The Real Estate Securities Fund invests primarily in securities of issuers that are primarily engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
     The International Real Estate Securities Fund invests primarily in securities of issuers outside the United States that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
7. PORTFOLIO CONCENTRATIONS (continued)
property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
8. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	U.S. Equity		Structured		International
	Dividend and		Tax-Managed	Real Estate	Real Estate	Commodity
	Premium	Tollkeeper	Equity	Securities	Securities	Strategy

Distributions paid from:
Ordinary income	$14,911,484	$—	$2,108,200	$10,359,032	$104,073,412	$5,398,892
Net long-term capital gains	16,611,995	—	—	139,630,086	17,684	—

Total taxable distributions	$31,523,479	$—	$2,108,200	$149,989,118	$104,091,096	$5,398,892

Tax return of capital	—	—	954,567	—	—	—

     The tax character of distributions paid durn the fiscal year ended December 31, 2006 was as follows:

	U.S. Equity		Structured		International
	Dividend and		Tax-Managed	Real Estate	Real Estate	Commodity
	Premium	Tollkeeper	Equity	Securities	Securities	Strategy

Distributions paid from:
Ordinary income	$5,925,024	$—	$1,310,890	$15,423,029	$5,088,891	$—
Net long-term capital gains	4,226,774	—	—	63,971,386	—	—

Total taxable distributions	$10,151,798	$—	$1,310,890	$79,394,415	$5,088,891	$—

Tax return of capital	216,779	—	—	—	—	—

GOLDMAN SACHS SPECIALTY FUNDS

8. TAX INFORMATION (continued)
     As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	U.S. Equity		Structured		International
	Dividend and		Tax-Managed	Real Estate	Real Estate	Commodity
	Premium	Tollkeeper	Equity	Securities	Securities	Strategy

Undistributed ordinary income — net	$547,275	$—	$—	$—	$—	$17,159,265
Undistributed long-term capital gains	—	—	—	27,102,178	—	—

Total undistributed earnings	$547,275	$—	$—	$27,102,178	$—	$17,159,265
Capital loss carryforward:[1,2]
Expiring 2008	—	(2,316,347)	—	—	—	—
Expiring 2009	—	(727,953,163)	(16,243,287)	—	—	—
Expiring 2010	—	(476,409,289)	(20,748,975)	—	—	—
Expiring 2011	—	(137,998,151)	(209,608)	—	—	—
Expiring 2012	—	(1,145,651)	—	—	—	—
Expiring 2015	—	—	(19,869,694)	—	—	—

Total capital loss carryforward	$—	$(1,345,822,601)	$(57,071,564)	$—	$—	$—

Timing differences (post October losses/certain REIT distributions/deferred straddle losses)	—	—	(11,042,260)	1,919,150	(51,257,185)	(299,041)
Unrealized gains (losses) — net	(13,582,220)	81,376,077	69,503,694	44,650,209	(64,239,109)	47,189,134

Total accumulated earnings (losses) — net	$(13,034,945)	$(1,264,446,524)	$1,389,870	$73,671,537	$(115,496,294)	$64,049,358

[1]	Expiration occurs on December 31 of the year indicated. Due to a Fund merger, utilization of the capital loss carryforwards for the Tollkeeper Fund may be substantially limited under the Code.
[2]	During the year ended December 31, 2007, the Tollkeeper Fund utilized $47,343,584.
     At December 31, 2007, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

	U.S. Equity		Structured		International
	Dividend and		Tax-Managed	Real Estate	Real Estate	Commodity
	Premium	Tollkeeper	Equity	Securities	Securities	Strategy

Tax Cost	$365,946,779	$317,614,651	$292,944,205	$773,193,133	$1,285,296,516	$337,635,490

Gross unrealized gain	18,911,328	91,668,992	75,901,016	88,356,796	120,155,767	49,402,793
Gross unrealized loss	(32,493,548)	(10,292,994)	(6,397,322)	(43,706,587)	(184,539,121)	(2,219,671)

Net unrealized security gain (loss)	$(13,582,220)	$81,375,998	$69,503,694	$44,650,209	$(64,383,354)	$47,183,122
Net unrealized gain on other investments	—	79	—	—	144,245	6,012

Net unrealized gain (loss)	$(13,582,220)	$81,376,077	$69,503,694	$44,650,209	$(64,239,109)	$47,189,134

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the difference in tax treatment of real estate investment trusts, wash sales, net mark to market gains (losses) on Section 1256 options, futures and forward contracts, return of capital distributions from underlying fund investments, mark to market gain on passive foreign

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
8. TAX INFORMATION (continued)
investment company securities, recognition of gains on appreciated stock for tax purposes, differences related to the tax treatment of partnership investments, swap transactions, and book to tax accounting differences related to commodity linked structured notes.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of real estate investment trusts, wash sales, net operating losses, dividend redesignations, foreign currency transactions, swap transactions, organization costs, Passive Foreign Investment Company investments and capital loss carry forwards assumed in the reorganization.

			Accumulated
			undistributed net
		Accumulated net	investment
Fund	Paid-In-Capital	realized gain (loss)	income

U.S. Equity Dividend and Premium	$—	$(312,230)	$312,230

Tollkeeper	(218,228)	(4,440,254)	4,658,482

Real Estate Securities	—	(7,767,022)	7,767,022

International Real Estate Securities	(91,618)	(28,281,911)	28,373,529

Commodity Strategy	(70,842)	(38,575)	109,417

9. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise MultiManager Technology Fund by the Tollkeeper Fund. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were reorganized into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

GOLDMAN SACHS SPECIALTY FUNDS

9. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Capital Loss	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	reorganization	Carryforward*	Appreciation

Tollkeeper/AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Code.
     In addition, as of December 31, 2007, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds with amounts of 5% or greater (as a percentage of outstanding Institutional shares):

		Goldman Sachs		Goldman Sachs
	Goldman Sachs	Growth and	Goldman Sachs	Equity	Goldman Sachs
	Balanced Strategy	Income Strategy	Growth Strategy	Growth Strategy	Income Strategies
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

U.S. Equity Dividend and Premium	—%	—%	—%	—%	6%

Real Estate Securities	—%	11%	10%	—%	—%

International Real Estate Securities	—%	10%	9%	—%	—%

Commodity Strategy	6%	37%	34%	15%	—%

     As of December 31, 2007, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 14% of the outstanding shares of the Real Estate Securities Fund.
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosures will be required.
10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee approved a change of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds’ independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,746,027	$143,814,103	13,913,911	$146,902,278
Reinvestment of dividends and distributions	1,727,757	18,501,257	592,907	6,410,155
Shares repurchased	(7,758,808)	(86,638,177)	(1,806,655)	(19,145,459)

	6,714,976	75,677,183	12,700,163	134,166,974

Class C Shares
Shares sold	910,051	10,271,760	667,396	7,050,851
Reinvestment of dividends and distributions	63,276	675,317	11,135	120,940
Shares repurchased	(153,903)	(1,702,484)	(34,666)	(370,924)

	819,424	9,244,593	643,865	6,800,867

Institutional Shares
Shares sold	5,420,442	60,974,841	4,452,681	47,108,861
Reinvestments of dividends and distributions	625,473	6,691,149	150,365	1,625,822
Shares repurchased	(2,601,311)	(28,380,474)	(456,252)	(4,790,645)

	3,444,604	39,285,516	4,146,794	43,944,038

NET INCREASE	10,979,004	$124,207,292	17,490,822	$184,911,879

GOLDMAN SACHS SPECIALTY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Tollkeeper Fund

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,583,921	$58,818,970	2,751,892	$23,344,093
Shares converted from Class B(a)	1,835,255	20,617,110	124,990	1,036,363
Shares issued in connection with merger	2,251,349	21,838,025	—	—
Shares repurchased	(4,761,929)	(47,981,894)	(6,569,954)	(55,336,401)

	4,908,596	53,292,211	(3,693,072)	(30,955,945)

Class B Shares
Shares sold	274,046	2,717,562	97,639	789,510
Shares converted to Class A(a)	(1,952,144)	(20,617,110)	(131,590)	(1,036,363)
Shares issued in connection with merger	2,302,825	21,070,777	—	—
Shares repurchased	(4,325,272)	(42,002,519)	(4,756,575)	(37,878,268)

	(3,700,545)	(38,831,290)	(4,790,526)	(38,125,121)

Class C Shares
Shares sold	1,038,897	9,908,191	321,766	2,567,115
Shares issued in connection with merger	633,925	5,794,056
Shares repurchased	(1,977,973)	(18,673,595)	(2,251,277)	(17,949,183)

	(305,151)	(2,971,348)	(1,929,511)	(15,382,068)

Institutional Shares
Shares sold	714,891	7,588,823	965,833	8,252,943
Shares issued in connection with merger	710,566	7,112,742	—	—
Shares repurchased	(1,119,132)	(11,545,045)	(356,015)	(3,063,163)

	306,325	3,156,520	609,818	5,189,780

Service Shares
Shares sold	120,223	1,305,207	26,397	224,140
Shares repurchased	(12,213)	(125,861)	(21,173)	(179,265)

	108,010	1,179,346	5,224	44,875

NET INCREASE/DECREASE	1,317,235	$15,825,439	(9,798,067)	$(79,228,479)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Tax-Managed Equity Fund

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,418,974	$175,579,518	7,082,632	$78,026,878
Shares converted from Class B(a)	29,798	357,368	34,091	373,208
Reinvestment of dividends and distributions	178,042	2,081,311	61,796	722,378
Shares repurchased	(5,485,852)	(65,441,688)	(2,675,482)	(29,699,836)

	9,140,962	112,576,509	4,503,037	49,422,628

Class B Shares
Shares sold	104,253	1,204,930	125,118	1,325,882
Shares converted to Class A(a)	(31,069)	(357,368)	(35,406)	(373,208)
Shares repurchased	(467,086)	(5,388,849)	(404,170)	(4,279,837)

	(393,902)	(4,541,287)	(314,458)	(3,327,163)

Class C Shares
Shares sold	458,500	5,280,433	671,090	7,150,821
Reinvestment of dividends and distributions	2,421	27,234	—	—
Shares repurchased	(350,997)	(4,063,566)	(332,912)	(3,523,643)

	109,924	1,244,101	338,178	3,627,178

Institutional Shares
Shares sold	2,506,264	30,860,040	3,977,592	43,861,457
Reinvestment of dividends and distributions	34,093	405,369	18,038	214,312
Shares repurchased	(2,224,712)	(26,745,170)	(536,054)	(6,085,810)

	315,645	4,520,239	3,459,576	37,989,959

Service Shares
Shares sold	8,997	106,455	2	23
Reinvestment of dividends and distributions	56	650	—	—
Shares repurchased	(4,460)	(52,836)	(9,417)	(103,042)

	4,593	54,269	(9,415)	(103,019)

NET INCREASE	9,177,222	$113,853,831	7,976,918	$87,609,583

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities Fund

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,934,047	$172,459,513	7,321,393	$151,559,336
Shares converted from Class B(a)	40,584	817,286	17,389	363,454
Reinvestment of dividends and distributions	3,463,820	56,565,589	1,322,749	29,524,041
Shares repurchased	(10,738,485)	(220,534,753)	(5,591,822)	(116,251,546)

	699,966	9,307,635	3,069,709	65,195,285

Class B Shares
Shares sold	113,689	2,540,117	157,985	3,346,448
Shares converted to Class A(a)	(40,565)	(817,286)	(17,357)	(363,454)
Reinvestment of dividends and distributions	123,280	1,997,829	65,154	1,463,633
Shares repurchased	(478,246)	(10,125,626)	(338,206)	(6,981,202)

	(281,842)	(6,404,966)	(132,424)	(2,534,575)

Class C Shares
Shares sold	322,015	7,036,313	259,121	5,420,920
Reinvestment of dividends and distributions	135,537	2,172,669	60,767	1,353,048
Shares repurchased	(576,718)	(12,057,835)	(268,107)	(5,553,366)

	(119,166)	(2,848,853)	51,781	1,220,602

Institutional Shares
Shares sold	7,995,702	174,723,748	8,352,225	174,645,847
Reinvestment of dividends and distributions	4,522,484	74,654,217	1,716,355	38,400,116
Shares repurchased	(10,843,278)	(227,949,311)	(4,560,342)	(94,986,195)

	1,674,908	21,428,654	5,508,238	118,059,768

Service Shares
Shares sold	345,926	7,395,585	359,776	7,645,692
Reinvestment of dividends and distributions	36,803	603,343	15,565	350,306
Shares repurchased	(453,585)	(9,864,948)	(157,362)	(3,352,571)

	(70,856)	(1,866,020)	217,979	4,643,427

Class R Shares(b)
Shares sold	514	10,000	—	—
Reinvestment of dividends and distributions	101	1,612	—	—

	615	11,612	—	—

Class IR Shares(b)
Shares sold	514	10,000	—	—
Reinvestment of dividends and distributions	101	1,612	—	—

	615	11,612	—	—

NET INCREASE	1,904,240	$19,639,674	8,715,283	$186,584,507

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
December 31, 2007
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Year Ended		For the Period Ended
	December 31, 2007		December 31, 2006(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	50,811,581	$643,267,082	23,687,149	$255,420,606
Reinvestment of dividends and distributions	4,239,882	48,092,486	172,393	1,980,795
Shares repurchased	(23,373,116)	(279,503,525)	(255,769)	(2,865,210)

	31,678,347	411,856,043	23,603,773	254,536,191

Class C Shares
Shares sold	1,875,466	23,596,617	69,161	766,504
Reinvestment of dividends and distributions	72,925	821,704	373	4,282
Shares repurchased	(443,439)	(5,304,944)	(5)	(58)

	1,504,952	19,113,695	69,529	770,728

Institutional Shares
Shares sold	39,882,309	500,473,116	29,346,782	312,807,377
Reinvestments of dividends and distributions	4,062,957	46,093,302	253,095	2,913,122
Shares repurchased	(15,670,387)	(189,148,815)	(692,675)	(7,462,333)

	28,274,879	357,417,603	28,907,202	308,258,166

Class IR Shares(b)
Shares sold	806	10,000	—	—
Reinvestment of dividends and distributions	61	685	—	—

	867	10,685	—	—

NET INCREASE	61,459,045	$788,398,275	52,580,504	$563,565,085

(a)	Commenced operations on July 31, 2006.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SPECIALTY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Period Ended
	December 31, 2007(a)

	Shares	Dollars

Class A Shares
Shares sold	7,693,491	$78,677,195
Reinvestment of dividends and distributions	100,555	1,117,440
Shares repurchased	(704,473)	(7,703,413)

	7,089,573	72,091,222

Class C Shares
Shares sold	58,261	663,172
Reinvestment of dividends and distributions	242	2,816
Shares repurchased	(2,461)	(28,943)

	56,042	637,045

Institutional Shares
Shares sold	24,249,028	247,456,456
Reinvestments of dividends and distributions	371,264	4,144,860
Shares repurchased	(927,780)	(10,595,448)

	23,692,512	241,005,868

Class R Shares(b)
Shares sold	861	10,000
Reinvestments of dividends and distributions	5	58

	866	10,058

Class IR Shares(b)
Shares sold	861	10,000
Reinvestments of dividends and distributions	5	62

	866	10,062

NET INCREASE	30,839,859	$313,754,255

(a)	Commenced operations on March 30, 2007.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net	From tax
	beginning	investment		and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$10.97	$0.29	(c)	$0.05	$0.34	$(0.29)	$(0.68)	$—	$(0.97)
2007 - C	10.99	0.20	(c)	0.06	0.26	(0.22)	(0.68)	—	(0.90)
2007 - Institutional	10.97	0.33	(c)	0.06	0.39	(0.34)	(0.68)	—	(1.02)

2006 - A	10.09	0.34	(e)	1.11	1.45	(0.28)	(0.28)	(0.01)	(0.57)
2006 - C	10.09	0.26	(e)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(e)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)
FOR THE PERIOD ENDED DECEMBER 31,

2005 - A (commenced August 31, 2005)	10.00	0.13		0.07	0.20	(0.09)	(0.02)	—	(0.11)
2005 - C (commenced August 31, 2005)	10.00	0.12		0.06	0.18	(0.07)	(0.02)	—	(0.09)
2005 - Institutional (commenced August 31, 2005)	10.00	0.13		0.09	0.22	(0.10)	(0.02)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amounts include income recognized from special dividend which equal $0.05 per share and 0.43% of average net assets.
(d)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.
(e)	Amounts include income recognized from special dividends which equal $0.10 per share and 0.93% of average net assets.
(f)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			end of	net expenses	income		total expenses	income		Portfolio
value, end	Total		period	to average	to average		to average	to average		turnover
of period	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$10.34	2.99%		$240,787	1.24%	2.57	%(c)	1.26%	2.55	%(c)	53%
10.35	2.19		16,209	1.99	1.78	(c)	2.01	1.76	(c)	53
10.34	3.39		82,388	0.84	2.90	(c)	0.86	2.88	(c)	53

10.97	14.53	(d)	181,756	1.24	3.25	(e)	1.53	2.96	(e)	63
10.99	13.64	(d)	8,201	1.99	2.48	(e)	2.28	2.19	(e)	63
10.97	14.99	(d)	49,601	0.84	3.80	(e)	1.13	3.51	(e)	63

10.09	2.02		38,977	1.24 (f)	3.98	(f)	2.61 (f)	2.61	(f)	21
10.09	1.82		1,031	1.99 (f)	3.65	(f)	3.20 (f)	2.43	(f)	21
10.10	2.19		3,781	0.82 (f)	3.76	(f)	3.25 (f)	1.33	(f)	21

The accompanying notes are an integral part of these financial statements. 91

GOLDMAN SACHS TOLLKEEPER FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of year	loss(a)		gain		operations

FOR THE YEARS ENDED DECEMBER 31

2007 - A	$9.04	$(0.10)	(c)(d)	$2.58	(e)	$2.48
2007 - B	8.55	(0.16)	(c)(d)	2.43	(e)	2.27
2007 - C	8.55	(0.17)	(c)(d)	2.43	(e)	2.26
2007 - Institutional	9.31	(0.06)	(c)(d)	2.66	(e)	2.60
2007 - Service	8.99	(0.11)	(c)(d)	2.57	(e)	2.46

2006 - A	8.02	(0.10)		1.12	(f)	1.02
2006 - B	7.65	(0.15)		1.05	(f)	0.90
2006 - C	7.64	(0.15)		1.06	(f)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(f)	1.08
2006 - Service	7.99	(0.10)		1.10	(f)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

2004 - A	6.99	(0.04)		0.92		0.88
2004 - B	6.77	(0.09)		0.88		0.79
2004 - C	6.76	(0.09)		0.88		0.79
2004 - Institutional	7.11	(0.02)		0.95		0.93
2004 - Service	6.96	(0.04)		0.93		0.89

2003 - A	4.80	(0.08)		2.27		2.19
2003 - B	4.68	(0.12)		2.21		2.09
2003 - C	4.67	(0.12)		2.21		2.09
2003 - Institutional	4.86	(0.05)		2.30		2.25
2003 - Service	4.78	(0.08)		2.26		2.18

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.

(f)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.

(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

								Ratios assuming no
								expense reductions

						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total		year	to average		to average		to average		to average		turnover
of year	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$11.52	27.43	%(g)	$194,604	1.56	%(c)	(0.99	)% (c)(d)	1.64	%(c)	(1.07	)% (c)(d)	70%
10.82	26.55	(g)	78,493	2.31	(c)	(1.73	) (c)(d)	2.39	(c)	(1.81	) (c)(d)	70
10.81	26.43	(g)	61,641	2.31	(c)	(1.74	) (c)(d)	2.39	(c)	(1.82	) (c)(d)	70
11.91	27.93	(g)	23,679	1.16	(c)	(0.56	) (c)(d)	1.24	(c)	(0.64	) (c)(d)	70
11.45	27.36	(g)	1,441	1.66	(c)	(1.07	) (c)(d)	1.74	(c)	(1.15	) (c)(d)	70

9.04	12.72	(h)	108,340	1.49		(1.14)		1.59		(1.24)		35
8.55	11.76	(h)	93,722	2.24		(1.89)		2.34		(1.99)		35
8.55	11.91	(h)	51,346	2.24		(1.89)		2.34		(1.99)		35
9.31	13.12	(h)	15,659	1.09		(0.75)		1.19		(0.85)		35
8.99	12.52	(h)	160	1.59		(1.24)		1.69		(1.34)		35

8.02	1.91		125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19		120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19		60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36		8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78		100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59		158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67		163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69		79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08		11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79		121	1.60		(0.57)		1.66		(0.63)		37

6.99	45.63		180,819	1.50		(1.30)		1.55		(1.35)		27
6.77	44.66		189,420	2.25		(2.04)		2.30		(2.09)		27
6.76	44.75		92,752	2.25		(2.04)		2.30		(2.09)		27
7.11	46.30		27,687	1.10		(0.89)		1.15		(0.94)		27
6.96	45.61		48	1.60		(1.39)		1.65		(1.44)		27

The accompanying notes are an integral part of these financial statements. 93

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From tax
	beginning	income	and unrealized	investment	investment	return of	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$11.72	$0.08	$(0.20)	$(0.12)	$(0.07)	$(0.03)	$(0.10)
2007 - B	11.30	(0.01)	(0.19)	(0.20)	—	—	—
2007 - C	11.27	(0.01)	(0.19)	(0.20)	(0.01)	— (c)	(0.01)
2007 - Institutional	11.91	0.13	(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07	(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

2006 - A	10.39	0.08	1.32	1.40	(0.07)	—	(0.07)
2006 - B	10.04	— (c)	1.26	1.26	—	—	—
2006 - C	10.02	— (c)	1.25	1.25	—	—	—
2006 - Institutional	10.56	0.14	1.31	1.45	(0.10)	—	(0.10)
2006 - Service	10.37	0.07	1.30	1.37	(0.04)	—	(0.04)

2005 - A	9.56	0.04	0.80	0.84	(0.01)	—	(0.01)
2005 - B	9.30	(0.03)	0.77	0.74	—	—	—
2005 - C	9.28	(0.03)	0.77	0.74	—	—	—
2005 - Institutional	9.70	0.09	0.81	0.90	(0.04)	—	(0.04)
2005 - Service	9.54	0.03	0.80	0.83	—	—	—

2004 - A	8.09	0.06	1.45	1.51	(0.04)	—	(0.04)
2004 - B	7.90	(0.01)	1.41	1.40	—	—	—
2004 - C	7.88	(0.01)	1.41	1.40	—	—	—
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)	—	(0.08)
2004 - Service	8.06	0.05	1.44	1.49	(0.01)	—	(0.01)

2003 - A	6.27	0.02	1.80	1.82	—	—	—
2003 - B	6.16	(0.03)	1.77	1.74	—	—	—
2003 - C	6.15	(0.03)	1.76	1.73	—	—	—
2003 - Institutional	6.33	0.05	1.83	1.88	—	—	—
2003 - Service	6.24	0.01	1.81	1.82	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.50	(0.92)%	$241,192	1.10%	0.65%	1.24%	0.51%	73%
11.10	(1.77)	20,010	1.85	(0.11)	1.99	(0.25)	73
11.06	(1.75)	30,008	1.85	(0.10)	1.99	(0.24)	73
11.69	(0.65)	63,913	0.70	1.05	0.84	0.91	73
11.49	(1.10)	400	1.20	0.55	1.34	0.41	73

11.72	13.34	138,732	1.09	0.77	1.32	0.54	90
11.30	12.55	24,820	1.84	(0.01)	2.07	(0.24)	90
11.27	12.48	29,340	1.84	0.01	2.07	(0.22)	90
11.91	13.76	61,338	0.69	1.21	0.92	0.98	90
11.70	13.21	354	1.19	0.63	1.42	0.40	90

10.39	8.77	76,268	1.19	0.45	1.55	0.10	92
10.04	7.96	25,218	1.94	(0.33)	2.29	(0.68)	92
10.02	7.97	22,687	1.94	(0.33)	2.29	(0.68)	92
10.56	9.25	17,843	0.79	0.89	1.15	0.52	92
10.37	8.70	411	1.29	0.32	1.64	(0.03)	92

9.56	18.69	40,125	1.21	0.64	1.57	0.28	102
9.30	17.72	27,405	1.96	(0.12)	2.32	(0.48)	102
9.28	17.77	22,431	1.96	(0.12)	2.32	(0.48)	102
9.70	19.10	4,177	0.81	1.16	1.17	0.80	102
9.54	18.54	553	1.31	0.50	1.67	0.14	102

8.09	29.03	35,664	1.25	0.25	1.57	(0.07)	73
7.90	28.25	26,689	2.00	(0.50)	2.32	(0.82)	73
7.88	28.13	22,832	2.00	(0.50)	2.32	(0.82)	73
8.21	29.70	2,814	0.85	0.65	1.17	0.33	73
8.06	29.17	856	1.35	0.15	1.67	(0.17)	73

The accompanying notes are an integral part of these financial statements. 95

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$22.40	$0.16	$(3.61)	$(3.45)	$(0.31)	$(3.14)	$(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	(3.42)
2007 - R(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	(3.14)
2007 - IR(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	(3.14)

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	(0.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on November 30, 2007.
(d)	Annualized.
(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	Income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$15.50	(15.97)%	$317,274	1.45%	0.71%		1.49%	0.67%		42%
15.51	(16.59)	12,074	2.20	(0.20)		2.24	(0.24)		42
15.34	(16.58)	16,065	2.20	(0.12)		2.24	(0.16)		42
15.61	(15.63)	413,030	1.05	1.12		1.09	1.08		42
15.59	(16.07)	7,262	1.55	0.53		1.59	0.49		42
15.50	(4.69)	10	1.69 (d)	(0.52	)(e)	1.73 (d)	(0.56	)(e)	42
15.50	(4.69)	10	1.19 (d)	(0.48	)(e)	1.23 (d)	(0.52	)(e)	42

22.40	34.31	442,983	1.44	1.05		1.50	0.99		30
22.44	33.33	23,799	2.19	0.24		2.25	0.18		30
22.24	33.29	25,948	2.19	0.27		2.25	0.21		30
22.51	34.86	557,831	1.04	1.47		1.10	1.41		30
22.51	34.17	12,081	1.54	1.05		1.60	0.99		30

18.04	12.83	301,360	1.44	1.42		1.53	1.33		19
18.10	12.03	21,597	2.19	0.58		2.28	0.50		19
17.96	12.03	20,020	2.19	0.65		2.28	0.56		19
18.10	13.30	348,872	1.04	1.89		1.13	1.80		19
18.13	12.76	5,778	1.54	1.49		1.64	1.40		19

17.29	34.28	277,873	1.44	1.92		1.62	1.74		30
17.34	33.24	24,452	2.19	1.12		2.28	1.03		30
17.22	33.26	18,410	2.19	1.13		2.28	1.04		30
17.34	34.76	232,525	1.04	2.34		1.13	2.25		30
17.37	34.15	2,496	1.54	2.19		1.63	2.10		30

13.98	39.25	189,164	1.44	3.37		1.81	3.00		17
14.04	38.27	19,728	2.19	2.58		2.31	2.46		17
13.95	38.24	13,732	2.19	2.62		2.31	2.50		17
14.02	39.90	125,388	1.04	3.81		1.16	3.69		17
14.05	39.24	130	1.54	3.78		1.66	3.66		17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED DECEMBER 31,

2007 - A	$12.01	$0.16	$(0.44)	$(0.28)	$(0.84)	$(0.04)	$(0.88)
2007 - C	11.98	0.07	(0.43)	(0.36)	(0.78)	(0.04)	(0.83)
2007 - Institutional	12.03	0.21	(0.45)	(0.24)	(0.91)	(0.04)	(0.95)
2007 - IR(c)	12.40	0.03	(0.77)	(0.74)	(0.81)	(0.04)	(0.85)
FOR THE PERIOD ENDED DECEMBER 31,

2006 - A(e)	10.00	0.07	2.04	2.11	(0.10)	—	(0.10)
2006 - C(e)	10.00	0.06	2.01	2.07	(0.09)	—	(0.09)
2006 - Institutional(e)	10.00	0.09	2.05	2.14	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on November 30, 2007.
(d)	Annualized.
(e)	Fund commenced operations on July 31, 2006.
(f)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

						Ratios assuming no
						expense reductions

					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income	total expenses		income	Portfolio
value, end	Total	period	to average		to average	to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets	net assets		net assets	rate

$10.85	(2.56)%	$599,660	1.54%		1.24%	1.58%		1.20%	86%
10.80	(3.22)	16,999	2.29		0.56	2.33		0.52	86
10.84	(2.23)	620,012	1.14		1.64	1.18		1.60	86
10.81	(6.20)	9	1.29	(d)	0.23 (f)	1.33	(d)	0.19 (f)	86

12.01	21.14	283,571	1.53	(d)	1.55 (d)	1.76	(d)	1.32 (d)	13
11.98	20.73	833	2.28	(d)	1.19 (d)	2.51	(d)	0.96 (d)	13
12.03	21.33	347,684	1.13	(d)	1.89 (d)	1.36	(d)	1.66 (d)	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Period - Share Class	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED DECEMBER 31,(c)

2007 - A	$10.00	$0.19	$2.22	$2.41	$(0.19)
2007 - C	10.00	0.13	2.22	$2.35	(0.15)
2007 - Institutional	10.00	0.23	2.24	$2.47	(0.21)
2007 - R(d)	11.62	0.02	0.64	$0.66	(0.07)
2007 - IR(d)	11.62	0.03	0.63	$0.66	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on March 30, 2007.
(d)	Commenced operations on November 30, 2007.
(e)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(e)	net assets(e)	net assets(e)	net assets(e)	rate

$12.22	24.27%	$86,648	0.93%	2.36%	1.09%	2.20%	83%
12.20	23.66	684	1.68	1.48	1.84	1.32	83
12.26	24.95	290,380	0.58	2.73	0.74	2.57	83
12.21	5.67	11	1.17	2.08	1.33	1.92	83
12.21	5.71	11	0.67	2.56	0.83	2.40	83

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Specialty Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and Goldman Sachs Commodity Strategy Fund (collectively the “Goldman Sachs Specialty Funds”), portfolios of the Goldman Sachs Trust, at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Specialty Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund as of December 31, 2006 and the financial highlights for each of the periods then ended and prior, were audited by other auditors whose report dated February 23, 2007 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2008

GOLDMAN SACHS SPECIALTY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007
          As a shareholder of Class A, Class B, Class C, Class R, Class IR, Institutional or Service Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including Management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C Shares and Class R); and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Class R, Class IR, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				Tollkeeper Fund				Structured Tax-Managed Equity Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended
Share Class	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*

Class A
Actual	$1,000	$974.40		$6.17	$1,000	$1,173.10		$8.49	$1,000	$932.60		$5.31
Hypothetical 5% return	1,000	1,018.95	+	6.31	1,000	1,017.39	+	7.88	1,000	1,019.71	+	5.55

Class B
Actual					1,000	1,168.50		12.63	1,000	928.90		8.95
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,013.56	+	11.72	1,000	1,015.93	+	9.35

Class C
Actual	1,000	970.10		9.88	1,000	1,168.60		12.63	1,000	928.10		8.94
Hypothetical 5% return	1,000	1,015.17	+	10.11	1,000	1,013.56	+	11.72	1,000	1,015.93	+	9.35

Institutional
Actual	1,000	976.30		4.18	1,000	1,175.70		6.31	1,000	933.90		3.36
Hypothetical 5% return	1,000	1,020.97	+	4.28	1,000	1,019.41	+	5.85	1,000	1,021.73	+	3.52

Service
Actual					1,000	1,173.20		8.93	1,000	932.40		5.80
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.99	+	8.29	1,000	1,019.21	+	6.06

GOLDMAN SACHS SPECIALTY FUNDS

	Real Estate Securities Fund				International Real Estate Fund				Commodity Strategy Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended
Share Class	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*

Class A
Actual	$1,000	$906.20		$6.97	$1,000	$930.10		$7.49	$1,000	$1,224.30		$5.27
Hypothetical 5% return	1,000	1,017.90	+	7.37	1,000	1,017.44	+	7.83	1,000	1,020.47	+	4.79

Class B
Actual	1,000	903.20		10.55
Hypothetical 5% return	1,000	1,014.12	+	11.17	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000	903.30		10.55	1,000	926.50		11.07	1,000	1,220.00		9.29
Hypothetical 5% return	1,000	1,014.12	+	11.17	1,000	1,013.71	+	11.57	1,000	1,016.84	+	8.44

Institutional
Actual	1,000	908.10		5.05	1,000	931.20		5.55	1,000	1,228.90		0.54
Hypothetical 5% return	1,000	1,019.91	+	5.35	1,000	1,019.46	+	5.80	1,000	1,022.23	+	3.01

Service
Actual	1,000	905.90		7.45
Hypothetical 5% return	1,000	1,017.39	+	7.88	N/A	N/A		N/A	N/A	N/A		N/A

Class R(a)
Actual	1,000	953.10		1.36	1,000				1,000	1,056.70		1.00
Hypothetical 5% return	1,000	1,016.69		8.59	1,000	N/A		N/A	1,000	1,019.21	+	6.01

Class IR(a)
Actual	1,000	953.10		0.97	1,000	938.00		1.01	1,000	1,057.10		0.60
Hypothetical 5% return	1,000	1,019.11		6.16	1,000	1,018.80	+	6.46	1,000	1,021.63	+	3.62

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class R	Class IR

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A	N/A	N/A
Tollkeeper	1.56	2.31%	2.31	1.15	1.63%	N/A	N/A
Structured Tax-Managed Equity	1.09	1.84	1.84	0.69	1.19	N/A	N/A
Real Estate Securities	1.45	2.20	2.20	1.05	1.55	1.69%	1.19%
International Real Estate Securities	1.54	N/A	2.28	1.14	N/A	N/A	1.29
Commodity Strategy	0.93	N/A	1.68	0.58	N/A	1.17	0.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SPECIALTY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1].	101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

GOLDMAN SACHS SPECIALTY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2007, the Trust consisted of 89 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SPECIALTY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Specialty Funds — Tax Information (Unaudited)

For the year ended December 31, 2007, 97.24%, 100% and 1.96% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, Structured Tax-Managed Equity, and Real Estate Securities Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium, Real Estate Securities, and International Real Estate Securities Funds, designate $16,611,995, $139,630,086, and $17,684, respectively, as capital gain dividends paid during the year ended December 31, 2007. Of the amounts designated by the U.S. Equity Dividend and Premium, Real Estate Securities, and International Real Estate Securities Funds, $16,611,600, $135,930,053, and $0, respectively, are taxed at a maximum rate of 15% while the balance are taxed at a maximum rate of 25%.

For the year ended December 31, 2007, 99.00%, 100%, 11.38% and 6.36% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, Structured Tax-Managed Equity, Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the U.S. Equity Dividend and Premium, Real Estate Securities, and International Real Estate Securities Funds, designate $5,932,616, $2,236,232, and $4,958,790, respectively, as short-term capital gain dividends during the year ended December 31, 2007.

GOLDMAN SACHS SPECIALTY FUNDS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. (Ms. Uniacke subsequently resigned from the board.) The Funds have accrued and paid their pro-rata share of the expenses associated with the Meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

At the Meeting, shareholders of the Goldman Sachs Real Estate Securities and Goldman Sachs International Real Estate Securities Funds approved a change in each Fund’s sub-classification under the Act from a diversified to a non-diversified company, and approved the elimination of a related investment restriction.

Fund	For	Against	Abstain	Broker Non-Votes

Goldman Sachs Real Estate Securities	29,861,912	716,085	227,169	11,367,302

Goldman Sachs International Real Estate Securities	50,129,453	700,030	261,336	25,431,781

In addition at a Special Meeting of Shareholders of the Goldman Sachs Tollkeeper Fund held on August 30, 2007 a vote was held to approve a change in the Fund’s subclassification under the Act from a diversified to a non-diversified company and to eliminate a related investment restriction.
The Goldman Tollkeeper Fund shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes

9,251,967	881,777	382,869	5,947,422

This proposal did not receive enough shareholder votes to pass, and therefore the Goldman Sachs Tollkeeper Fund continues to operate as a diversified Fund.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed
Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
 The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
For the Goldman Sachs U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, IRS Circular 230 disclosure: Goldman, Sachs & Co. (”Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 805106.MF	SPECAR / 106.0k / 01-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2007 and December 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2007 and December 31, 2006 were approximately $0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2007 and December 31, 2006 were approximately $0 and $55.9  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 7, 2008